Ref.: FL-0144385001-2024-001
CTBC Bank Co., Ltd., Hong Kong Branch
(incorporated in Taiwan with limited liability)
中國信託商業銀行股份有限公司香港分行
(於台灣註冊成立之有限公司)

31 May 2024

FASHION FOCUS MANUFACTURING LIMITED
15/F PACIFIC TRADE CTR 2 KAI HING RD KOWLOON BAY KL HK

MERIT FOCUS LIMITED
15/F PACIFIC TRADE CTR 2 KAI HING RD KOWLOON BAY KL HK

TRIPLE FOCUS LIMITED
15/F PACIFIC TRADE CTR 2 KAI HING RD KOWLOON BAY KL HK

PROSPECT FOCUS LIMITED
15/F PACIFIC TRADE CTR 2 KAI HING RD KOWLOON BAY KL HK

Dear Sirs,
敬啟者：

Re: General Banking Facility
事由：一般銀行授信

We, CTBC Bank Co., Ltd. (the "**Bank**") are pleased to offer or extend to you, FASHION FOCUS MANUFACTURING LIMITED, MERIT FOCUS LIMITED, TRIPLE FOCUS LIMITED and PROSPECT FOCUS LIMITED (each or any of them, the "**Borrower**")[1] the following general banking facility(ies) (collectively the "**Facilities**" and each "**Facility**") subject to the terms and conditions stated below and the Master Loan and Security Terms document given to you (the "**Master Terms**, together with this Facility Letter, the "**Facility Documents**") and the Master Agreement for Financial Transactions (if applicable) (the "**Master Agreement**") to be executed and delivered by you to us. Words and expressions defined in the Master Agreement shall have the same meanings in this Facility Letter.
中國信託商業銀行股份有限公司（下稱「本行」）謹此提供或展延　台端，FASHION FOCUS MANUFACTURING LIMITED、MERIT FOCUS LIMITED、TRIPLE FOCUS LIMITED 及 PROSPECT FOCUS LIMITED（每個或任何一個，下稱「借款人」），下列所示之一般銀行授信額度(統稱「授信額度」和各項「授信額度」)，受限於以下所規定之條款及條件及已交予　台端之貸款與擔保總條款(下稱「總條款」，連同本授信書，統稱「授信文件」)以及將由　台端簽訂及交付予本行的金融交易契約書（如適用）（下稱「金交書」）。金交書內所定義之單字與詞句，於本授信書中應具備相同之意義。

This Facility Letter supersedes any previous facility letter issued by the Bank to the Borrower (if any).
本授信書取代本行向借款人出具之任何過往的授信書（如有）。

Any facility under any previous facility letter issued by the Bank to the Borrower which has been drawn but not yet settled and remains outstanding shall be included in the Facilities granted under this Facility Letter, and all existing obligations and liabilities of the Borrower under any previous facility letter and the relevant rights and obligations as between the Borrower and the Bank shall be governed and construed in accordance with the provisions of the Facility Documents. Unless otherwise provided, any guarantee and security provided by any Obligor pursuant to any previous facility letter shall continue to guarantee and secure the Borrower's liabilities and obligations under the Facility Documents.
本行向借款人出具之任何過往的授信書項下已被動用但尚未清償之貸款，將包含在於本授信書項下授予之授信額度內，並且借款人在任何過往的授信書項下之所有現有義務及責任以及借款人與本行之間之相

[1] **Note: This facility letter is designed for both scenarios of (1) single borrower and (2) co-borrowers. 注：本授信書乃針對(1)單一借款人及(2)共同借款人兩種情況而設計。

CTBC Bank Co., Ltd. (incorporated in Taiwan with limited liability)
中國信託商業銀行股份有限公司 (於台灣註冊成立之有限公司)
20/F., Manhattan Place, No.23 Wang Tai Road, Kowloon Bay, Kowloon, Hong Kong
香港九龍九龍灣宏泰道23號Manhattan Place 20樓
Tel: (852) 2916 1688

關權利及義務均應根據授信文件之規定管轄及詮釋。除非另有規定，任何債務人根據任何過往的授信書項下提供之任何的保證及擔保品須繼續為借款人在授信文件項下的責任及義務提供保證及擔保。

1 Joint and several liability of co-borrowers
共同借款人之共同及各別責任

Where there is more than one Borrower signing this Facility Letter, clause 1.6 (*Joint and Several Liability*) of the Master Terms shall apply and each or any of them may utilize any one or more of the Facilities.
若有一個以上之借款人簽署本授信書，總條款的第 1.6 條（*共同及各別責任*）應適用，各借款人或任何一個借款人可使用任何一項或多項授信額度。

2 Facilities
授信額度

Facility Amount(s) and Type(s) 授信金額與類型	:	The Facilities offered to the Borrower are set out below, subject to a maximum aggregate total facility limit of HKD250,000,000.00 Only. 向借款人所提供之授信額度載列如下，受限於合共之授信最高上限僅為 HKD250,000,000.00。

	Types of Facilities[2] 授信額度類型	Facility Limit 授信上限
(a)	Short Term Revolving Loan (up to 12 months) Conditions: 1. For FASHION FOCUS MANUFACTURING LIMITED only 2. 每筆動撥不逾6個月 3. Annual clean up of revolving loan at least 50% for not less than 5 business days 4. Each drawdown shall be repayable on the maturity date of such drawdown unless the bank allows for a rollover, which is to be directly debited from the account maintained with the bank	HKD60,000,000.00
(b)	Import/Export Open Account (O/A) Conditions: 1. Loan Tenor: Max 120 days 2. Drawdown in HKD or USD allowed 3. No inter-company transaction allowed 4. Up to 100% of invoice amount on approved suppliers/ buyers 5. All payments are directly made to supplier's account (for Import OA only) 6. Export proceeds from buyers are directly remitted to borrower's bank account with CTBC 7. The Borrower shall complete and submit the Bank's checklist in connection with import/export collection financing to the Bank, and upon request of the Bank, shall provide copies of the original transaction documents to the Bank before any drawdown of this Facility. In principle, the original transaction documents must consist of at least the invoice and the shipping documents (if any), which shall include, but not limited to, information on the five necessary items (1)	HKD60,000,000.00

[2] **Note: To be updated according to the actual deal structures 注：待根據實際交易結構進行更新

	Buyer, (2) Seller, (3) Shipment port (place), (4) Purchase port (place) and (5) Product name	
(c)	Import/Export Open Account (O/A) <u>Conditions</u>: 1. Loan Tenor: Max 120 days 2. Drawdown in HKD or USD allowed 3. No inter-company transaction allowed 4. Up to 100% of invoice amount on approved suppliers/ buyers 5. All payments are directly made to supplier's account (for Import OA only) 6. Export proceeds from buyers are directly remitted to borrower's bank account with CTBC 7. The Borrower shall complete and submit the Bank's checklist in connection with import/export collection financing to the Bank, and upon request of the Bank, shall provide copies of the original transaction documents to the Bank before any drawdown of this Facility. In principle, the original transaction documents must consist of at least the invoice and the shipping documents (if any), which shall include, but not limited to, information on the five necessary items (1) Buyer, (2) Seller, (3) Shipment port (place), (4) Purchase port (place) and (5) Product name	HKD45,000,000.00
(d)	Short Term Non-Revolving Loan (up to 12 months) <u>Conditions:</u> 1. For FASHION FOCUS MANUFACTURING LIMITED only 2. Repayment: HKD5,000,000.00 for every 3,6,9 months 3. Proceeds to be directly remitted to handling solicitor 4. 每筆動撥不逾12個月	HKD128,000,000.00
(e)	Short Term Non-Revolving Loan (up to 12 months) <u>Conditions:</u> 1. For FASHION FOCUS MANUFACTURING LIMITED only 2. Proceeds to be directly remitted to handling solicitor 3. 每筆動撥不逾 12 個月	HKD17,000,000.00

<u>Notes</u>:-

1. The aggregate outstanding amount under the Facilities (a) to (b) above shall not at any time exceed HKD60,000,000.00
2. Initial LTV not higher than 82%
3. Top up required should LTV exceed 92% and to be restored back to 82% within 30 calendar days (to be reviewed in 6 months)
4. Full valuation report within 3 months from first drawdown date
5. Borrowers' undertaking not to apply loan proceeds for any property related investment activities
6. Rentals of pledged properties will be routed to CTBC HK account (directly or indirectly)
7. Borrowers/ Guarantor should channel not less than HKD90,000,000.00 3rd party sales proceeds to our bank annually
8. Borrowers/ Guarantor should maintain not less than HKD4,000,000.00 6-mth average deposit balance with CTBC HK
9. SET UP FEE: 0.2%，配合達成 FX 交易，本行減免最低收取 0.02%
10. 在 Facility (c)結清前，所有擔保品均需保持質押在我行

Mortgages:

For Facility (a) to (c):

Mortgagor: FASHION FOCUS MANUFACTURING LIMITED

1. CAR PARKING SPACE NO.L18 ON BASEMENT PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
2. CAR PARKING SPACE NO.L23 ON BASEMENT PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
3. CAR PARKING SPACE NO.L24 ON BASEMENT PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
4. CAR PARKING SPACE NO.P32 ON BASEMENT PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
5. UNIT NO.1 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
6. UNIT NO.2 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
7. UNIT NO.3 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
8. UNIT NO.4 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
9. UNIT NO.5 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
10. UNIT NO.6 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
11. UNIT NO.7 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
12. UNIT NO.8 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
13. UNIT NO.9 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
14. UNIT NO.10 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
15. UNIT NO.11 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
16. UNIT NO.12 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
17. UNIT NO.13 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
18. UNIT NO.14 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
19. UNIT NO.15 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
20. UNIT NO.16 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
21. UNIT NO.17 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
22. UNIT NO.19 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
23. UNIT NO.20 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON

24. UNIT NO.21 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
25. UNIT NO.22 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON

For Facility (d) to (e):
Mortgagor: NOBEL WELL INVESTMENT LIMITED

1. UNIT A ON 7TH FLOOR CELESTIAL GARDEN NO.5 REPULSE BAY ROAD HONG KONG
2. CAR PARKING SPACE NO.L8 ON LOWER GROUND FLOOR CELESTIAL GARDEN NO.5 REPULSE BAY ROAD HONG KONG
3. UNIT B ON 7TH FLOOR CELESTIAL GARDEN NO.5 REPULSE BAY ROAD HONG KONG
4. CAR PARKING SPACE NO.L30 ON LOWER GROUND FLOOR CELESTIAL GARDEN NO.5 REPULSE BAY ROAD HONG KONG

Mortgagor: FIXBEST INVESTMENT LIMITED

1. FLAT NO.2 ON 10TH FLOOR OF BLOCK C FAIRLAND GARDENS NO.7 HO MAN TIN HILL ROAD KOWLOON
2. CAR PARKING SPACE NO.C21 FAIRLAND GARDENS NO.7 HO MAN TIN HILL ROAD KOWLOON
3. CAR PARKING SPACE NO.C42 FAIRLAND GARDENS NO.7 HO MAN TIN HILL ROAD KOWLOON

Purpose 目的	:	The purpose of the Facilities is to provide general working capital to the Borrower. The Bank shall not be obliged to monitor or verify the application of any amount borrowed pursuant to this Facility Letter. 授信額度之目的，在於提供借款人一般營運資金。本行並無義務追蹤或查核依據本授信書所貸與之任何資金之運用。
Interest Rate 利率	:	Interest shall accrue on each drawdown under a Facility at the annual rate stated below calculated on the basis of actual number of days elapsed in a year of 360 (in respect of US Dollars, Japanese Yen, Euro and other major currencies) or 365 (in respect of HK Dollars and Sterling) days in which such Facility is made available and in the currency which such drawdown is denominated: 每次動用授信額度時，應按以下年利率計息且該年利率是根據提供相關授信額度之 360 天（就美元、日元、歐元及其他主要貨幣而言）或 365 天（就港元及英鎊而言）之實際天數的基礎及相關授信額度之貨幣來計算： Facility (a): HKD: 1, 2, 3 months Hibor + 2.1% per annum Facility (b) & (c): HKD: 1, 2, 3 months Hibor + 1.7% per annum or USD: Cost of Fund +1.7% per annum Facility (d) & (e): 1,2,3 months HIBOR + 2.1% per annum Facility (a): HKD: 年利率 1, 2, 3 months Hibor + 2.1% Facility (b) & (c): HKD: 年利率 1, 2, 3 months Hibor + 1.7% or USD: 年利率 Cost of Fund +1.7% Facility (d) & (e): 年利率 1,2,3 months HIBOR + 2.1%

(a) If the above benchmark interest rate is below zero, the benchmark interest rate will be deemed to be zero (if applicable).
如上述基準利率低於零，則該基準利率以零計算(如適用)。

(b) If the above benchmark interest rate is not available, the benchmark interest rate shall be the Cost of Fund as conclusively determined by the Bank.
如上述基準利率不可供使用，該基準利率應為本行最終決定之資金成本。

Interest Period 計息期間	:	Interest shall accrue from and include the date of each drawdown of a Facility up to and including the last day of each interest period selected by the Borrower and agreeable and acceptable to the Bank, and shall be due and payable in full by the Borrower on the last day of each such interest period. 利息應從每次動用授信額度之日期開始計算(包括該日)，直到並包括借款人選擇並經本行同意及接受之各利息期間之最後一天，並應由借款人於各利息期間之最後一天全額支付。
Commission 手續費	:	As per the Bank's current published tariff or as agreed between the Bank and the Borrower from time to time. 依據本行最新公告之費率表，或本行與借款人間不時同意之費率。
Facility Fee 授信費	:	HKD0 payable upon acceptance of this Facility Letter. 接受本授信書時應支付 HKD0。
Drawings under the Facilities 授信額度之動用	:	The Borrower may apply to make a drawing under a Facility on any business day (as defined below) during the period in which such Facility is available by issuing a drawdown request in writing to the Bank in such form and substance satisfactory to the Bank at least two (2) business days before the proposed date of the drawing or in such other manner as the Bank may from time to time prescribe. 借款人可於相關授信額度可動用期間內之任何營業日（定義見下文），在預定提款日至少兩(2)個營業日之前向本行發出書面提款申請(以形式上與實質上符合本行要求之方式)或依其他本行不時決定之方式，申請動用授信額度。
Prepayment fee 提前還款費	:	Subject to Clause 7.2, if the Borrower prepays the Loan (as defined below) or any part thereof, the Borrower shall pay to the Bank a prepayment fee (the "**Prepayment Fee**") calculated at the rate of [1.5]% per annum of the amount prepaid for the period commencing from the prepayment date and ending on the final maturity date. 受限於第 7.2 條，若借款人提前清償貸款（定義見下文）或其任何部分，借款人應支付按提前清償之金額，由提前還款日至到期日之日數，依[1.5]%之年利率計算之提前還款費(「提前還款費」)予本行。 In relation to the Insurance Policy Premium Financing, if the Insurance Policy is cancelled within the cooling-off period of

such Insurance Policy, the Borrower shall prepay all amounts then outstanding under such Facility (together with all accrued interest, charges, costs and expenses and any other sums owing in respect of such Facility) prepayment fee during cooling off period will be exempted.就保單保費融資而言，若保單於此保單的冷靜期內被取消，借款人應提前償付相關授信額度項下之尚未清償之總金額(連同所有應計利息、費用、成本、開支及任何就此授信額度而言尚欠的款項)，冷靜期內之提前還款費不會被收取。

3 Conditions Precedent
先決條件

3.1 The Facilities may be available for drawing by the Borrower only after all the conditions and/or documents set out in this Clause 3 have been satisfied or received by the Bank in form and substance satisfactory to the Bank, as the case may be:-
授信額度僅有在本條款 3 所載之所有條件及/或文件，以形式上與內容上符合本行要求之方式完成或由本行收訖(視情況而定)後，借款人方得動用：

(a) the enclosed duplicate of this Facility Letter with the Memorandum of Acceptance thereon duly signed by or on behalf of the Borrower and each other Obligor (if applicable);
本授信書副本連同由借款人及其他各債務人（如適用）或其代表妥為簽署之對本授信書之承諾照會；

(b) the Bank's standard Master Agreement duly signed by or on behalf of the Borrower (if applicable);
由借款人或其代表簽署之本行制式金交書（如適用）；

(c) the duly executed Security Documents (as defined in Clause 10) together with the documentation referred to therein;
妥為簽署之擔保文件（如第 10 條所定義）連同其所提及之文件；

(d) any such other documentation as may be reasonably required by the Bank from time to time;
本行不時合理要求之任何此等其他文件；

in the case that the Borrower or any other Obligor is a company,
若借款人或任何其他債務人為公司，

(e) a certified true copy of the resolutions duly passed by the board of directors of the Borrower and each other Obligor (in the case of any Obligor other than the Borrower) and its shareholders (if required by the Bank) authorising and approving:-
由借款人及其他各債務人（就借款人以外之任何債務人而言）妥為通過之董事會決議及（若本行要求）其股東妥為通過之決議之經核證為真確之副本，授權並同意：

(i) its acceptance of the terms and conditions of the Facility Documents, the Master Agreement, the Security Documents and other related documents (if applicable);
其接受授信文件、金交書、擔保文件以及其他相關文件(如適用)之條款及條件；

(ii) its signing, execution and delivery of the Memorandum of Acceptance on this Facility Letter, the Master Agreement, the Security Documents and other related documents (if applicable);
由其簽署、訂立及交付關於本授信書的承諾照會、金交書、擔保文件與其他相關文件(如適用)；

(iii) its performance of obligations under the Facility Documents, the Master Agreement, the Security Documents and other related documents (if applicable); and
其依據授信文件、金交書、擔保文件與其他相關文件（如適用）之規定履行責任；以及

(iv) the signing authority and specimen signatures of all of its authorized signatories to sign and execute this Facility Letter, the Master Agreement, the Security Documents and other related documents (if applicable);
其所有授權簽署人簽署及訂立本授信書、全文書、擔保文件與其他相關文件（如適用）之簽署權力及簽署樣式。

(f) a certified true copy of a list of all current directors [and (if required by the Bank) shareholders] of the Borrower and each other Obligor; and
借款人及其他各債務人之所有現任董事[及股東(如本行要求)]之名單的經核證為真確之副本；以及

(g) a certified true copy of the Memorandum and Articles of Association (or other equivalent constitutional documents), Certificate of Incorporation and Certificate of Incorporation on Change of Name (if any) of the Borrower and each other Obligor.
借款人及其他各債務人之組織章程大綱及章程細則（或其他同等之組織文件）、註冊證明書及公司更改名稱證明書（若有）之經認證為真實之副本。

All the aforesaid documents (other than originals) are required to be certified as true, complete and up-to-date by a director or the company secretary of the relevant Obligor.
所有以上文件（原件除外）均需經相關債務人之董事或公司秘書核證為真確、完整且為最新版本。

3.2 Where the purpose of the Facilities is for Insurance Policy Premium Financing:
如果授信額度之目的是保費融資：

(a) for new policies, an official original document from the insurer that shows the face amount or insured amount of each Insurance Policy, the initial premium amount and the insured person;
對新保單而言，一份由保險公司發出，顯示每份保單的投保額或保險金額、首次保費金額和受保人的正式文件原件；

(b) for existing policies, an official original document from the insurer which contains *inter alia* the following information including the face amount or insured amount of each Insurance Policy, confirmation that the Borrower is the owner of the relevant Insurance Policy, the day 1 cash surrender value and/or initial cash surrender value and/or recent net surrender value of each Insurance Policy;
對現有保單而言，一份由保險公司發出的正式原件，當中的條文細則應包含以下資料：每份保單的投保額或保險金額，確認借款人是相關保單的持有人，每份保單的第 1 天退保現金價值和／或最初退保現金價值和／或最近退保淨值；

(c) confirmation from the insurer of the day 1 cash surrender value and/or initial cash surrender value and/or recent net surrender value of each Insurance Policy;
保險公司確認每份保單的第 1 天退保現金價值和／或最初退保現金價值和／或最近退保淨值；

(d) confirmation from the insurer on whether the Assignor's nominations of the beneficiaries are irrevocable or revocable by the Assignor, provided always that none of the irrevocable or revocable beneficiaries shall be a minor;
保險公司確認轉讓人對受益人的提名是否有撤銷權，但前提是該受益人不可是未成年人士。

(e) if applicable, where the nominations of the beneficiaries are irrevocable, original written consent of these named beneficiaries to the Assignor's assignment of the Insurance Policy in favour of the Bank, provided always that none of the irrevocable beneficiaries shall be a minor;

在適用的情況下，如果受益人的提名不能被撤銷，一份這些指定受益人同意轉讓人以本行為受益人轉讓保單之安排的書面同意書原件，但前提是這些不能被撤銷的受益人均不得為未成年人士；

(f) if required by the Bank, a deed of indemnity in form and substance satisfactory to the Bank to be signed by the Assignor in respect of the Insurance Policy and the co-indemnifier(s) in favour of the Bank;
在本行要求的情況下，一份由轉讓人和聯合彌償人就保單簽署，在形式上與內容上符合本行要求的彌償契據；

(g) the Bank's standard deed of assignment of the Insurance Policy signed by the Assignor in favour of the Bank; and
由轉讓人簽署，以本行為受益人之本行制式保單轉讓契據；及

(h) a notice of assignment of the Insurance Policy from the Assignor to the insurer and/or such other persons as the Bank may specify from time to time and an acknowledgement of each such notice of assignment from such insurer and/or persons.
一份由轉讓人向保險公司和／或本行不時指定之其他人發出的有關保單之轉讓通知書以及一份由相關保險公司和／或該指定之人確認收悉此轉讓通知書的確認信。

3.3 Where the purpose of the Facilities is for the Residential Property Financing/Refinancing:
如授信額度之目的為住宅物業融資/再融資：

(a) a report on title or due diligence report in respect of the Property in form and substance satisfactory to the Bank;
形式上及內容上符合本行之要求之關於該物業之業權報告或盡職調查報告；

(b) a valuation report of the Property dated no earlier than [•] months prior to the drawdown date and prepared by an independent professional valuation firm acceptable to the Bank certifying the open market value of the Property to be no less than HKD[•];
由本行認可之獨立專業估值公司準備、日期不早於提款日前[*]個月之物業估值報告，證明該物業之公開市場價值不少於[*]港元；

[Please revise or delete the above conditions precedent, or insert any other applicable condition precedent relating to the Property as appropriate]
【請修改或刪除上述先決條件，或插入與該物業有關的任何其他適用先決條件。】

(c) the conditions precedent as set out in Annexure D hereto, if applicable.
本授信書附件 D 所列之先決條件（如適用）。

3.4 The availability of the Facilities for utilization by the Borrower shall be subject to there being no material adverse change in the international/local financial markets, no change whatsoever of the applicable laws and regulations on premium financing of any Insurance Policy, no occurrence of an Event of Default and the availability of funds of the Bank from time to time and at the time of request for utilization by the Borrower.
國際／本地金融市場沒有重大不利的變化，任何適用於保單保費融資的法律或規例沒有更改，沒有出現違約事件，以及在情況許可且在借款人提出要求時本行有所需的資金，借款人方可以動用授信額度。

3.5 Notwithstanding any terms contained in this Facility Letter and the Master Agreement, the Bank shall have the sole discretion to determine whether or not to permit any drawdown under a Facility.
不論本授信書及金交書中有任何條款規定，本行有全權酌情決定權決定是否允許動用授信額度項下之任何款項。

4 <u>Conditions Subsequent</u>
<u>後續條件</u>

In relation to the Insurance Policy Premium Financing, the Borrower shall provide the following documents to the Bank within 21 business days from the date of initial drawdown of such Facility:
就保單保費融資而言，借款人應在首次動用該授信額度之日起 21 個工作天內向本行提供以下文件：

(a) the original of a receipt issued by the insurer to evidence the payment of the Insurance Policy premium;
由保險公司發出之收據原件，以證明已支付保單保費；

(b) the original or certified true copy of or a computer generated letter of confirmation issued by the insurer and addressed to the Bank, confirming the initial / recent cash surrender value of the relevant Insurance Policy, as requested by the Bank in its sole discretion; and
如本行依其全權酌情決定權要求，一份保險公司向本行發出的確認書的原件或經核證為真確之副本或電腦生成的確認書，以確認相關保單的最初／最近退保現金價值；及

(c) the original or certified true copy of or a computer generated letter of confirmation issued by the insurer and addressed to the Bank, confirming whether the Assignor's nominations of the beneficiaries are irrevocable or revocable by the Assignor, as requested by the Bank in its sole discretion.
如本行依其全權酌情決定權要求，一份保險公司向本行發出的確認書的原件或經核證為真確之副本或電腦生成的確認書，以證明轉讓人對受益人的提名是否擁有撤銷權。

5 Benchmark Replacement Event
基準替代事件

5.1 Upon the occurrence of any Benchmark Replacement Event (as defined below), the Bank shall have the right to announce or notify the Borrower of (a) such Benchmark Replacement Event, and (b) unless otherwise agreed by the Borrower and the Bank in advance, the replacement of the Benchmark Rate by reference to the Benchmark Replacement Rate (as defined below) from the date stipulated in the announcement/notification, which shall be at least [5] days after the date of such announcement or notification.
當發生任何基準替代事件（定義見下文）時，本行有權公告或通知借款人(a)該基準替代事件，及(b)除借款人與本行事先另有約定外，基準利率將於本行公告或通知書所指定之日（該指定日距公告或通知日應不少於［五］日）起由替代基準利率（定義見下文）取代之。

5.2 The Borrower agrees that the Bank is entitled to determine the Benchmark Replacement Rate to replace the Benchmark Rate applicable to each transaction under this Facility Letter in the following order:
借款人同意本行有權以下列順序決定授信書個別交易所適用予取代基準利率之替代基準利率：

(a) a prevailing reference rate widely accepted in the financial market as the replacement rate for the Benchmark Rate; or
金融市場上廣泛認可得取代基準利率之現行參考利率；或

(b) if there is no prevailing reference rate widely accepted in the financial market as the replacement rate for the Benchmark Rate , other alternative reference rates as identified by relevant authorities in the Benchmark Rate currency areas.
如無金融市場上廣泛認可之現行參考利率作爲替代基準利率時，則依基準利率貨幣區之相關主管機關選定之其他替代參考利率為基準。

The Borrower acknowledges and agrees that the Benchmark Replacement Rate applicable to each transaction may vary due to different product characteristics, tenors, regions and other market factors.
借款人確認及同意個別交易所適用之替代基準利率有可能因其產品特性、期限、區域及其他市場因素而不同。

5.3 For the purpose of this Clause 5,
就本第 5 條而言，

"Benchmark Rate" means any of the following:

「基準利率」係指以下利率：

(a) HIBOR;
(b) SONIA;
(c) ESTR;
(d) TONA;
(e) SARON; and 及
(f) SOFR;

"Benchmark Replacement Rate" means the rate, or waterfall of rates, that would replace the Benchmark Rate following a Benchmark Replacement Event;
「替代基準利率」係指在基準替代事件發生後取代基準利率的利率或利率瀑布；

"Benchmark Replacement Event" means the occurrence of one of the following events:
「基準替代事件」係指發生下列情事之一：

(a) the administrator of the Benchmark Rate publicly announces that it has ceased or will cease to provide the Benchmark Rate, provided that at such time there is no successor administrator that will continue to provide the Benchmark Rate ;
基準利率主管機構公告基準利率已停止或將停止報價，前提是當時並無繼任主管機構接續提供報價；
(b) the relevant authorities publicly announce that the administrator of the Benchmark Rate has ceased or will cease to provide the Benchmark Rate, provided that at such time there is no successor administrator that will continue to provide the Benchmark Rate;
相關主管機關公告基準利率主管機構已停止或將停止報價，前提是當時並無繼任主管機構接續提供報價；
(c) the Benchmark Rate is not displayed on the relevant screen page; or
相關屏幕頁面未再顯示基準利率；或
(d) the relevant authorities publicly announce that the Benchmark Rate is no longer representative.
相關主管機關公告基準利率不再具有市場代表性時。

6 Overdue Payments
逾期付款

6.1 If and to the extent that full payment of any amount due hereunder is not made by the Borrower on its due date, then without prejudice to the Bank's other rights, interest will be charged on such overdue amount from the effective date specified in the notice referred to in Clause 6.2 below to the date of actual payment (both before and after judgment) calculated on the basis of a year of 360 (in respect of US Dollars, Japanese Yen, Euro and other major currencies) or 365 (in respect of HK Dollars and Sterling) days and the actual number of days elapsed at the rate of [Five] per cent ([5]%) per annum above the applicable Interest Rate referred to in Clause 2 ("**Default Interest**").
如在本授信書中所規定之任何到期金額，借款人未於該金額到期日全額付款時，在不損害本行之其他權利之情況下，此等逾期金額之利息，將由下述第 6.2 條提及之通知內指明之生效日期起計，直至實際支付日為止（判決前後均包括在內），以在一年 360 日(有關美元, 日元, 歐元及其他主要貨幣)或 365 日(有關港元及英鎊) 中實際經過之日數為基礎，依據第 2 條所適用之利率加計年利率百分之[五]([5]%)予以計算(「**違約利息**」)。

6.2 In the event that the Default Interest in Clause 6.1 shall become applicable, the Bank shall give advance notice to the Borrower who may opt to terminate the Facilities before the Default Interest takes effect on the date specified in such notice, in such case the Borrower shall repay all amounts then outstanding under such terminating Facilities together with all accrued interest at the Interest Rate, charges, costs and expenses and any other sums owing under this Facility Letter in respect of such terminating Facilities within 30 days from the date of such notice, failing which Default Interest will be charged on such amount thereafter to the date of actual payment (both before and after judgment).
如上述第 6.1 條之違約利息適用，本行須向借款人發出事先通知，借款人有權可於違約利息於該通知內指明之生效日期前選擇終止授信額度。於此情況下，借款人須於該通知日期之 30 天內償還所

有當時於該終止授信額度下尚未清償之所有金額，連同按利率累計之所有利息、費用、成本、開支及任何於本授信書下尚欠之款項，否則往後將就該等金額收取違約利息，直至實際支付日為止（判決前後均包括在內）。

7 Repayment and Prepayment
還款與提前還款

7.1 The Bank shall have the overriding right at any time and at its sole discretion (including during any interest or charging period) to terminate all or any part of the Facilities by prior notice to the Borrower. Upon the Bank terminating all or such part of the Facilities, all amounts then outstanding under such terminating Facilities together with all accrued interest, charges, costs and expenses and any other sums owing under this Facility Letter in respect of such terminating Facilities shall become immediately due and payable by the Borrower in accordance with the provisions of the Facility Documents and the Master Agreement.
本行有絕對權利，隨時依其全權酌情決定權（包括於任何利息或計費期間）以事先通知借款人之方式，終止授信額度之全部或其任何一部份。當本行終止授信額度之全部或該一部份時，此等授信額度被終止時尚未清償之所有金額，連同所有累計之利息、費用、成本、開支以及任何其他依據本授信書與此等被終止授信額度有關之金額，應立即到期並由借款人依據授信文件及金交書之規定支付。

7.2 Subject to Clause 7.1 above, any prepayment of the Facilities shall be subject to the prior written consent of the Bank and subject to the payment of the Prepayment Fee by the Borrower and such other terms and conditions as the Bank may impose from time to time at its sole discretion.
受限於上述第 7.1 條，任何授信額度之提前還款，須取得本行事先書面同意，且須獲借款人支付提前還款費，並須遵守本行不時依其全權酌情決定權施加之其他條款及條件。

7.3 Notwithstanding any terms contained in the Facility Documents, any Security Document, the Master Agreement (if applicable) or any other document in relation to all existing and future accounts the Borrower opened with the Bank to the contrary, with respect to any Facilities granted by the Bank hereunder, the Bank reserves all its rights at any time without prior written notice to the Borrower and in its sole and absolute discretion to:
即使授信文件、任何擔保文件、金交書（如適用）或任何與借款人於本行現存或未來開立的所有帳戶相關的其他文件上出現任何對立的條款，但凡有關由本行根據本授信書授予的任何授信，本行在任何時候均保留一切權利，亦無需事先以書面形式通知借款人，可依其全權且絕對之酌情決定權作出以下事項：

(a) terminate any Facilities;
終止任何授信額度；

(b) cancel, withdraw, reduce or suspend any Facilities;
取消、撤回、減少或暫停任何授信額度；

(c) cancel and withdraw any undrawn or unutilised portion of any Facility or the entire Facility should no part of that Facility has been utilised or no amount is outstanding under that Facility at such time;
取消並撤回任何授信額度之任何尚未支取或尚未動用之部分，或整筆授信額度，如該授信額度之任何部分並無被提取或在該授信額度項下並無尚未清償之金額；

(d) demand immediate repayment of all or any amounts actual or contingently outstanding plus accrued interest;
要求立即償還全部或任何實際或或有的欠款及積累的利息；

(e) demand for full cash collateral for all or any amounts or liabilities actual or contingently outstanding; and/or
要求以全額現金抵押以擔保所有或任何實際或或有的欠款金額或責任；及／或

(f) request for additional collateral as security for all amounts due and owing from the Borrower to the Bank.

要求借款人就所有由借款人積欠本行而到期之金額提出額外之抵押作為擔保。

For clarity, the Bank is neither obliged to provide a reason for any such exercise of its discretion aforesaid nor be held liable to the Borrower in any way whatsoever.
為清晰起見，本行既無義務提供上述行使酌情決定權的理由，亦不會以任何方式對借款人承擔任何責任。

8 Fees and Expenses
費用與開支

8.1 Whether or not the legal documentation for the Facilities is executed as contemplated, the Borrower shall pay to or reimburse the Bank forthwith upon demand all costs, charges and expenses (including but not limited to legal expenses, stamp, registration or other duties and out-of-pocket expenses) incurred by the Bank in connection with the preparation and execution of the Facility Documents, the Master Agreement and the Security Documents and the documentation contemplated thereunder and all costs, charges and expenses (including legal expenses on a full indemnity basis) of the Bank [reasonably incurred]* in connection with the enforcement of or preservation of any rights under this Facility Letter or otherwise in connection with the outstanding amount due in respect of the Facilities.
無論針對授信額度之法律文件是否如預期簽訂，借款人一經接獲要求，即應立即支付或償付本行所有就準備與簽署授信文件、金交書及擔保文件與依該等文件預期之文件，而由本行產生之所有成本、費用與開支（包括但不限於法律開支、印花、註冊費或其他稅項及墊付費用），及所有與本授信書之任何權利之執行或保全有關，或其他與授信額度相關之尚未清償金額相關之原因，由本行[合理]*產生之成本、費用與開支（包括全數彌償本行之法律開支）。

8.2 The Borrower shall, without limitation to the generality of the preceding paragraph, pay all stamp, documentary, registration or other like duties (including any duties payable by the Bank) imposed on or in connection with the Facility Documents, the Master Agreement and the Security Documents and shall fully indemnify the Bank, its officers, employees or agents against any and all liabilities arising by reason of any delay or omission by the Borrower to pay such duties.
在不限制上一段的一般性的原則下，借款人應支付加諸於或有關於授信文件、金交書與擔保文件之所有印花、文件、註冊費或其他類似之稅款（包括任何應由本行支付之稅項），並應全數彌償本行及其高級職員、僱員或代理人任何及所有因借款人有任何遲延或漏未支付此等稅項所產生之責任。

9. Payments
付款

All payments due by the Borrower to the Bank under this Facility Letter shall be made in full and immediately available funds to the Bank on the respective due dates.
借款人依據本授信書對本行之所有到期付款，應於各該到期日全額以立即可使用之資金向本行支付。

10. Security
擔保

As continuing security for all amounts due and owing from the Borrower to the Bank, whether in respect of the Facilities or otherwise, the Bank requires the following documents [creating first ranking security] to be delivered by the Borrower (in such form and substance satisfactory to the Bank).
無論是為授信額度或其他授信，本行要求借款人向本行提交以形式上與內容上符合本行要求的文件，[以設立第一優先權擔保]，作為借款人對到期應付予本行之金額之持續擔保。

(a) the Bank's standard Guarantee duly executed by the Guarantor(s);
由保證人妥為簽訂之本行制式保證書；

(b) All Moneys Mortgage duly executed by the Borrower in favour of the Bank;
由借款人妥為簽訂，以本行為受益人之全部金額按揭；

(c) All Moneys Mortgage (three-party) duly executed by the Security Provider(s) in favour of the Bank;
由擔保人妥為簽訂，以本行為受益人之全部金額按揭（三方當事人）；

(d) Fire insurance policy in favour of the Bank;
以本行為受益人之火災保險單；

the documents referred to in this Clause 10 are collectively referred to as the "**Security Documents**".
本第 10 條所指之文件，以下統稱為「擔保文件」。

The Bank is entitled to request from the Borrower from time to time additional Security Documents for the Facilities.
本行有權不時要求借款人就授信額度提供額外之擔保文件。

11. Review and Renewal
審閱與更新

The Facilities are subject to review by the Bank from time to time as the Bank may think fit. The Bank may at its sole discretion renew or extend the tenor of the Facilities on the same terms and conditions upon or prior to review or otherwise provided that a renewal or extension fee of such amount as the Bank may conclusively determine will be charged on the renewal or extension date. The Bank may not issue any written notification to the Borrower for such renewal or extension unless there are any changes in the terms and conditions in respect of the Facilities.
本行可不時於本行認為適當的時候審閱授信額度。本行有全權酌情決定權，於審閱授信額度時或之前或其他時候，以相同條件及條款，更新或展延授信額度之期限，前提是本行將於更新或展延日收取更新或展延費用，其金額由本行最終決定。除非就關於授信額度之條件及條款有任何變更，否則針對此等更新或展延，本行可能不會向借款人發出任何書面通知。

12. Representations, Warranties and Undertakings
聲明、保證與承諾

The Borrower hereby represents and warrants with the Bank that there is and will be no material adverse change in its financial condition and further undertakes to the Bank that it will immediately inform the Bank thereof if it occurs.
借款人謹向本行聲明並保證，借款人之財務狀況在現在及未來均不會發生重大不利改變，並進一步向本行承諾其將於此等情況發生時，立刻通知本行。

The Borrower and each other Obligor hereby make all the representations and warranties as set out in Annexure B hereto to the Bank.
借款人及其他各債務人謹此向本行作出於附件B所載之所有聲明及保證。

Where Insurance Policy Premium Financing is granted to the Borrower, the Borrower and/or the Assignor(s) hereby make all the undertakings as set out in Annexure C hereto to the Bank.
如果保單保費融資授予借款人，借款人及/或轉讓人謹此向本行作出於附件C所載之所有承諾。

Where Residential Property Financing/Refinancing is granted to the Borrower, the Borrower and each other Obligor hereby comply with any obligations under Annexure D hereto (if applicable) and make all the undertakings as set out in Annexure E hereto to the Bank.
如果住宅物業融資/再融資授予借款人，借款人及其他各債務人謹此遵守附件D所載之任何義務（如適用），並向本行作出附件E所載之所有承諾。

13. Miscellaneous
其他約定

13.1 The Borrower irrevocably and unconditionally authorises the Bank, at any time and without notice, to exercise its rights to set-off and lien and to apply any credit balance(s) of the Borrower on any account(s) with the Bank at any of its branches in or towards satisfaction of its indebtedness or liabilities (whether present or future, actual or contingent, primary or collateral, several or joint) to the Bank in respect of the Facilities whenever due or by

reason of acceleration of payment provided therein. The Bank is authorised to purchase, with that credit balance(s) at such rate(s) of exchange which the Bank determines to be prevailing in the relevant foreign exchange market(s) at the relevant time(s), any other currency or currencies as may be necessary for that purpose.
借款人不可撤銷且無條件地授權本行，可隨時及不經通知，就有關於到期之授信額度，或因授信額度中規定之付款加速提前，行使其抵銷與留置權，及動用借款人在本行任何分行之任何帳戶中之任何餘額，以滿足其對本行之債務或責任（無論其係現在或未來、實際的還是或有的、主要或附屬、各別或共同）。本行獲授權將該餘額以本行決定採用之相關外幣市場當時之匯率，購買為該清償之目的所必要之任何其他貨幣。

13.2 The Facility Documents shall be binding upon and enure to the benefit of the Bank and the Borrower. The Borrower shall not assign or transfer any of its rights or obligations under the Facility Documents without the prior written consent of the Bank. The Bank may at any time upon written notice to the Borrower, assign, novate and/or transfer all or any part of its rights or obligations under the Facility Documents to any third party.
授信文件對本行及借款人具有約束力，並對其有利。未經本行事先書面同意，借款人不得將其在授信文件項下之任何權利或義務轉讓或轉移。本行可隨時以書面通知借款人，將其在授信文件項下之權利或義務之全部或任何一部份轉讓、更替及/或轉移與任何第三人。

13.3

(a) Each Obligor authorises the Bank to disclose and/or transfer from time to time all data, information and documents relating to any Obligor, the Facilities, the Facility Documents, the Security Documents or any other agreements or dealings between any Obligor and/or the Bank to:
各債務人授權本行可不時向以下之人披露及/或轉移與任何債務人、授信額度、授信文件、擔保文件或任何債務人及/或本行之間之任何其他協議或交易有關之所有數據、資訊及文件：

(i) any third party (including any government authority or regulatory body in any jurisdiction) if required by any applicable law, regulation, court order or any regulatory authority in any jurisdiction;
任何第三方（包括任何司法管轄區之任何政府機構或監管機構），若任何司法管轄區之任何適用法律、法規、法院命令或任何監管機構要求；

(ii) any person who proposes to enter into contractual relations with the Bank in relation to the Facilities or the Facility Documents as the Bank may consider appropriate;
任何擬與本行就授信額度或授信文件建立合同關係之人，而本行可能認為這樣做屬適當；

(iii) other branches and offices of the Bank in any place for their confidential and internal use or for the purpose of the Facility Documents and the Security Documents or any transaction pursuant hereto;
任何地點之本行之其他分行或辦事處作為其機密及內部使用或為授信文件及擔保文件或任何依授信文件及擔保文件之交易之目的；

(iv) any branch or office or Subsidiary of the Bank or any agent, contractor or third party service provider who provides administrative, telecommunications, computer, data processing, payment or securities clearing or other services to the Bank in connection with the operation of its business;
本行之任何分行或辦事處或附屬公司，或向本行提供與其業務之營運有關之行政管理、電訊、電腦、資料處理、付款或證券結算或其他服務之任何代理人、承包商或第三方之服務提供者；

(v) any other person under a duty of confidentiality to the Bank; or
對本行負有保密義務之任何其他人；或

(vi) any actual or prospective assignee, transferee or participant or sub-participant of the Bank's rights in respect of any Obligor, the Facilities, the Facility Documents, the Security Documents or any other agreements or dealings between any Obligor and/or the Bank.
與任何債務人、授信額度、授信文件、擔保文件或任何債務人及/或本行之間任何其他協議或交易有關之本行之權利之任何實質或將來之受讓人、受轉移人或參與人或次參與人。

(b) Each Obligor hereby agrees, acknowledges and consents to supply information (in particular, financial history, record, credit standing and creditworthiness) of that Obligor on the database of credit reference agencies (including, if applicable, a Commercial Credit Reference Agency) (each a "**CRA**"), and in the event of default, to debt collection agencies, for the purpose of conducting credit checks and collecting debts or assisting other credit providers in Hong Kong to do so. In the case that any Obligor is an SME limited company, this Facility Letter being duly executed by such Obligor shall constitute its acknowledgement of receipt and agreement of the form of consent as set out in Annexure A hereto.
各債務人謹此同意、確認並允許將該債務人之資訊（尤其是財務歷史、紀錄、信用評級與信用狀況）記錄於信貸資料服務機構（包括，如適用，商業信貸資料服務機構）（每家下稱"信貸資料服務機構"），及在違約的情況下，予任何債務追收機構，用作進行信貸覆核和收取債務或協助其他香港的信貸提供者進行此類行動之用。如任何債務人為中小型企業有限公司，妥為簽訂本授信書將構成該債務人確認收訖及同意附件A的同意書。

(c) From time to time, each Obligor represents and warrants that, in respect of any information relating to a third party (including its directors, employee, or officer, any of its Affiliates and any of its Affiliates' director, employee or officer), that Obligor has obtained the consent of such third party to the provision of such information to the Bank and to the disclosure of such information by the Bank to such persons as stipulated in Clause 13.3(a) above. Insofar as any information provided, or to be provided, by any Obligor includes the personal data of any individual, the Obligor further represents and warrants that it has obtained sufficient informed consent from the relevant individual in order for the Bank to comply with applicable law and for the purpose of enabling the Bank to collect, process, use, disclose, transfer (including internationally transfer) and store such information in the circumstances described in any statement, circular, notice, or item and condition made available by the Bank to customers from time to time (including those relating to the Personal Data (Privacy) Ordinance (Cap. 486 of the Laws of Hong Kong) ("**Personal Data (Privacy) Ordinance**")), and will provide the Bank with such consent as and when requested by the Bank.
各債務人不時聲明並保證，就與第三方（包括其董事、僱員或高級職員、其任何關係企業及其任何關係企業之董事、僱員或高級職員）有關之任何資訊而言，該債務人已獲得該第三方有關向本行提供該資訊，並由本行根據上述第 13.3(a)條規定向上述之人披露該資訊之同意。如任何債務人提供或將提供之任何資訊包括任何個人之個人資料，債務人進一步聲明及保證，其已取得有關個人之充分知情同意，以便本行遵守適用法律，並使本行能夠在本行不時向客戶提供之任何聲明、通函、通告或項目及條件（包括與《個人資料（私隱）條例》（香港法例第 486 章）(「《個人資料（私隱）條例》」)有關者）說明的情況下，收集、處理、使用、披露、轉移（包括國際轉移）及儲存有關資訊，並將在本行要求時向本行提供相關同意。

(d) In the case that the Borrower is a sole proprietor or partnership, the Borrower acknowledges that the Bank has informed that:
如借款人為獨資經營者或合夥商號，借款人確認本行已通知：

(i) in connection with the consideration of providing the Facilities to the Borrower, the Bank will be or has been provided with and considered credit report(s) relating to the Borrower provided by the Commercial Credit Reference Agency in Hong Kong and/or any other CRA;

就本行考慮提供授信額度予借款人，本行將會或已經獲提供並參考由香港的商業信貸資料服務機構及/或任何其他的信貸資料服務機構提供有關借款人的信貸報告；

(ii) the Borrower is entitled to make a data access request or data correction request for its data held by the Commercial Credit Reference Agency by contacting it. The name and the address of the Commercial Credit Reference Agency are as follows:

Dun & Bradstreet (HK) Ltd.
13/F, BEA Tower, Millennium City 5, 418 Kwun Tong Road, Hong Kong

借款人有權聯絡商業信貸資料服務機構，提出查閱其持有借款人的資料或更改資料之要求。商業信貸資料服務機構名稱及聯絡地址如下:

美國鄧白氏商業資料(香港)有限公司
香港九龍觀塘道418號創紀之城五期東亞銀行中心十三樓

(iii) in the event of any default in payment, unless the amount in default is fully paid before the expiry of 60 days from the date such default occurred, the Borrower shall be liable to have its account repayment data retained by a CRA until the expiry of five years from the date of final settlement of the amount in default;
若發生任何拖欠付款之情況，除非拖欠之金額在發生拖欠之日起 60 天內全部付清，否則借款人的賬戶還款數據會由信貸資料服務機構保留，直至拖欠金額被完全清償之日起計五年期滿；

(iv) in the event of any amount being written off due to a bankruptcy order being made against the Borrower, the Borrower shall be liable to have its account repayment data retained by a CRA, regardless of whether the account repayment data reveal any material default, until the earlier of the expiry of 5 years from the date of final settlement of the amount in default or the expiry of 5 years from the date of the Borrower's discharge from bankruptcy as notified to a CRA by the Borrower with evidence; and
若由於對借款人發出破產令而導致任何款項被撇賬，無論賬戶還款數據是否顯示有任何重大違約行為，借款人的賬戶還款數據會由信貸資料服務機構保留，直至拖欠金額被完全清償之日起計五年期滿或借款人通知信貸資料服務機構並提供證據證明其解除破產之日起計五年期滿，以較早者為準；以及

(v) the Borrower, upon termination of the account by full payment and on condition that there has not been, within five years immediately before such account termination, any default in payment for a period in excess of 60 days on the account, will have the right to instruct the Bank to make a request to a CRA to delete from its database any account data relating to the terminated account.
在全額付款終止賬戶後，如該賬戶終止前五年內沒有任何超過 60 天的拖欠付款，借款人有權指示本行向信貸資料服務機構提出要求，從其數據庫中刪除與被終止賬戶有關之任何賬戶數據。

13.4 Each of the provisions of this Facility Letter is severable and distinct from the other. If any provision of this Facility Letter is prohibited or is not or ceases to be legal, valid, binding and enforceable under the law of any jurisdiction, neither the legality, validity, binding effect or enforceability of the remaining provisions under that law or the legality, validity, binding effect or enforceability of that provision under the law of any other jurisdiction shall be affected.
本授信書之每一條款均與其他條款可分且有別。若本授信書之任何條款根據任何司法管轄區之法律被禁止，或不具有或不再具有合法性、有效性、約束力及可執行性，則其餘條款在該法律下之合法性、有效性、約束力或可執行性，或該條款在任何其他司法管轄區法律下之合法性、有效性、約束力或可執行性均不受影響。

13.5 In the event of any inconsistency between this Facility Letter and the Master Terms or the Master Agreement, the provisions of this Facility Letter shall prevail.
若本授信書與總條款或全交書有任何不一致之處，應以本授信書之條款為準。

13.6 The Bank may by notice to the Borrower vary, amend or supplement any terms of this Facility Letter and such variation, amendment or supplement shall take effect from the date specified in the notice or after 60 days from the date of such notice, whichever is later.
本行可通知借款人，以修改、修正或增補本授信書中之任何條款，而此等修改、修正或增補，應自通知內所規定之日或該通知日期 60 天後，兩者中較後之日生效。

13.7 This Facility Letter is governed by and shall be construed in accordance with the laws of Hong Kong. The Borrower and the Bank hereby irrevocably submit to the non-exclusive jurisdiction of the Hong Kong courts and each of them waives any objection to proceedings in Hong Kong on the grounds of venue or inconvenient forum. Nothing herein shall limit the right of the Bank to commence any legal action against the Borrower and/or its assets in any other jurisdiction, and the taking of proceedings in any jurisdiction shall not preclude the taking of proceedings in any other jurisdiction(s), whether concurrently or not.
本授信書應受香港法律管轄及詮釋。借款人與本行謹此不可撤回地同意香港法院具有非專屬管轄權，且各方均放棄以審判地或法院不便利為由反對香港之訴訟程序。本授信書並未限制本行在任何其他司法管轄區對借款人及/或其資產開展任何法律程序之權利，且在任何司法管轄區所提起之訴訟，不應妨礙在任何其他司法管轄區之起訴，無論該些訴訟是否並存。

13.8 Without prejudice to any other mode of service allowed under any relevant law, the Borrower (unless it is incorporated in Hong Kong (if it is a company) or domiciled in Hong Kong (if it is an individual)):
在不影響任何有關法律允許之任何其他送達方式之情況下，借款人（除非其在香港註冊成立（若是公司）或以香港為居籍（若是個人））：

(a) irrevocably appoints the process agent stated below as its agent for service of process in relation to any proceedings before the Hong Kong courts in connection with this Facility Letter and the Master Agreement; and
不可撤銷地委任下文所述之法律程序文件代理人為其代收人，負責就與本授信書及全交書有關之香港法院之任何訴訟程序代收訴訟文件；以及

(b) agrees that failure by that process agent to notify the Borrower of the process will not invalidate the proceedings concerned.
同意若該法律程序文件代理人未將訴訟程序通知借款人，不會使有關訴訟程序無效。

Please tick the below box if the process agent is not applicable:-
如法律程序文件代理人為不適用，請剔選以下方格:-

☐ Not applicable
不適用

Information of the process agent
法律程序文件代理人資訊

Name 名稱	:	
Address 地址	:	
Telephone No. 電話號碼	:	
Fax No. 傳真號碼	:	
Email Address 電子郵件帳號	:	
Attention	:	

收件人 ______________________________

13.9 The Borrower undertakes that money advanced and borrowed from the Bank under this Facility Letter shall be used and the flow of such money (including if remitted to the People's Republic of China) be in full compliance with all legal and regulatory requirements under the laws of the People's Republic of China (if applicable).
借款人承諾於本授信書本行所預付及貸出的款額的使用及該款額之流向（包括如將該款額匯入至中華人民共和國）將完全符合中華人民共和國法律範圍內的所有法律及法規之要求（如適用）。

13.10 Unless expressly provided otherwise, no person other than the Bank and the Borrower shall have any right under the Contracts (Rights of Third Parties) Ordinance (Cap. 623 of the Laws of Hong Kong) to enforce or enjoy the benefit of any of the provisions herein.
除非另有明確訂明，否則除本行及借款人外，並無其他人士有權按《合約(第三者權利)條例》（香港法例第 623 章）強制執行本授信書之任何條文，或享有本授信書的任何條文下之利益。

14. Definitions
定義

"**Affiliate**" means in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.
「**關係企業**」係指就任何人而言，指由該人直接或間接控制之任何實體，直接或間接控制該人之任何實體，或直接或間接與該人共同控制之任何人或實體。就此而言，對任何實體或個人之「控制」指擁有該實體或該人之多數表決權。

"**business day**" means a day when banks are generally open for business in Hong Kong but excluding Saturdays and any day on which typhoon signal No. 8 or above is hoisted or remains hoisted between 9:00 a.m. and 12:00 noon and is not lowered at or before 12:00 noon or on which a "black" rainstorm warning signal is hoisted or remains in effect between 9:00 a.m. and 12:00 noon and is not discontinued at or before 12:00 noon;
「營業日」係指在香港之銀行普遍開門營業之日，但不包括星期六，亦不包括任何懸掛 8 號或以上之風球之日，或在早上 9:00 到中午 12:00 之間仍持續懸掛，且在中午 12:00 之前或之時並未降低之日，或是懸掛黑色暴雨警告之日，或在早上 9:00 到中午 12:00 之間仍持續生效，且在中午 12:00 之前或之時並未解除之日；

"**Assignor(s)**" **means**;(if applicable)
「轉讓人」係指；(如適用)

"**Cost of Fund**" means the rate per annum as quoted by the Bank in its absolute discretion and notified to the Borrower by the Bank;
「資金成本」係指本行行使其絕對酌情決定權決定並通知借款人之年利率；

"**ESTR**" means an interest rate benchmark that reflects the overnight borrowing costs of banks within the eurozone;
「ESTR」係指反映歐元區銀行隔夜借貸成本的利率基準；

"**Event of Default**" means any of the following event(s):
「**違約事件**」係指以下任何事件:

(a) the Borrower fails to make, when due, any payment required to be made by it under the Facility Documents, the Master Agreement and the Security Documents (if applicable);
借款人未在到期時支付根據授信文件、金交書及擔保文件（如適用）要求其支付之任何款項；

(b) the Borrower fails to comply or satisfy any obligation under the Facility Documents, the Master Agreement and the Security Documents (if applicable) if such failure (if capable of remedy) is not remedied within 5 business days;
借款人未履行或符合授信文件、金交書及擔保文件（如適用）項下之任何義務且（若可補救）未於五個營業日內補救；

(c) the Borrower disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, the Facility Documents, the Master Agreement and the Security Documents (if applicable) or any transaction contemplated thereby;
借款人就授信文件、金交書及擔保文件（如適用）或據該等文件擬進行之交易之全部或部分，反駁、否認、悔約或拒絕，或對其之有效性提出異議；

(d) any representation or undertaking made by the Borrower pursuant to the Facility Documents, the Master Agreement and the Security Documents (if applicable) is incorrect or misleading in any material respect as at the time made;
借款人於授信文件、金交書及擔保文件（如適用）項下作出之任何聲明或承諾於作出時於重大方面有不實或誤導之情形；

(e) the Borrower is dissolved, insolvent, or under any procedure (including service of a statutory demand) in connection with its winding-up, official management, receivership, liquidation, bankruptcy, composition, reorganisation, business cessation, suspension or other similar proceedings affecting creditors' rights;
借款人有解散、無力償債之情形或進入任何清盤、官方管理、接管、清算、破產、債務重整、重組、停業、歇業或其他任何影響債權人權利之相關程序(包括被送達法定要求償債書)；

(f) the Borrower becomes subject to the appointment of an administrator, receiver or other similar official for it or for all or substantially all its assets;
就借款人或其全部或大致上全部資產委任破產管理人、接管人、或其他類似的人員；

(g) the Borrower has a compulsory execution, provisional attachment, provisional equitable remedy, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets;
借款人之全部或大致上全部資產受強制執行、臨時扣押、臨時衡平救濟、暫時扣押或其他徵收、強制執行或訴訟等其他法定程序；

(h) the Borrower or any of its Affiliates fails to pay any indebtedness for any amounts due and payable (including without limitation the dishonouring of any banking instrument purportedly made in discharge of such indebtedness) or an event of default (however described) has occurred in respect of such indebtedness; if an indebtedness for borrowed money of the Borrower or any of its Affiliates has accelerated or permitted to be accelerated, the Borrower shall immediately notify the Bank in writing;
借款人或任何關係企業未如期償付已到期之債務(包括但不限於為清償該債務而簽發之銀行票據被退票之情形)或就該債務發生其他違約事件(不論如何描述)；如借款人或任何關係企業有借款加速到期或允許被加速到期之情形，借款人應立即書面通知本行；

(i) if this Facility Letter is jointly signed by the Borrower and any other Obligor, then an Event of Default with respect to such Obligor shall constitute an Event of Default (however described) with respect to the Borrower;
若本授信書是由借款人與任何其他債務人共同簽署，則該債務人之違約事件應構成借款人之違約事件(不論如何描述)；

(j) if the Borrower is a company, the Borrower ceases to carry on its business which it carries on at the time of this Facility Letter or a substantial change is made to the general nature of such business;

若借款人為公司，借款人停止其於訂立本授信書時所經營之業務，或經營之業務性質有重大之改變；

(k) a court order or judgment is granted to execute, provisional attach, provisional equitable remedy, levy, sequester or enforce against any of the Borrower's account(s), assets or claims; and
頒佈法院命令或判決，對借款人之任何帳戶、資產或債權進行強制執行、臨時扣押、臨時衡平救濟、沒收、暫時扣押或其他執行程序； 以及

(l) there has been material adverse change in financial condition of the Borrower or any other event, in the Bank's opinion, affecting the Borrower or its ability to perform its obligations under the Facility Documents, the Master Agreement and the Security Documents (whether as a result of a deterioration in the Borrower's creditworthiness, or otherwise).
借款人財務狀況發生重大不利變化或任何其他事件，依本行之判斷認為會影響借款人或其履行授信文件、金交書及擔保文件項下的義務之能力(不論是否因借款人信用狀況惡化或其他原因所致)。

"**Guarantor(s)**" means MIAO TAI WAI DAVID, MIAO DUNCAN and DUMAINE INTERNATIONAL LIMITED;
「保證人」係指 MIAO TAI WAI DAVID、MIAO DUNCAN 及 DUMAINE INTERNATIONAL LIMITED；

"**HIBOR**" means Hong Kong Interbank Offered Rate;
「**HIBOR**」係指香港銀行同業拆息；

"**Hong Kong**" means the Hong Kong Special Administrative Region of the People's Republic of China;
「香港」係指中華人民共和國香港特別行政區；

"**Loan**" means all the outstanding principal amount(s) owing to the Bank hereunder from time to time;
「貸款」係指不時依據本授信書之所有積欠本行而尚未清償之本金金額；

"**month**" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:-
「月」係指從一個日曆月的某一天開始，到下一個日曆月的相應日期結束的時間段，但有以下規定：

(a) if the numerically corresponding day is not a business day, that period shall end on the next business day in that calendar month (if there is one) in which that period is to end or (if there is not) the immediately preceding business day; and
如相應日期不是一個營業日，則該期限應在該日曆月中的下一個營業日（如有）結束，或(如無)在緊接著的前一個營業日結束; 及

(b) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last business day in that calendar month.
如在該期限所在的日曆月中沒有相應的日期，則該期限應在該日曆月中的最後一個營業日結束。

The above rules will only apply to the last month of any period.
以上規則僅適用於該期限的最後一個月。

"**Obligors**" means the Borrower, the Guarantor(s), the Security Provider(s), the Assignor(s) and the Promissory Note Issuer(s);
「債務人」係指借款人、保證人、擔保人、轉讓人及發票人；

"**Promissory Note Issuer(s)**" means;(if applicable)
「發票人」係指；(如適用)

"**SARON**" means Swiss Average Rate Overnight;
「**SARON**」係指瑞士法郎基準利率；

"**Security Provider(s)**" means FIXBEST INVESTMENT LIMITED and NOBEL WELL INVESTMENT LIMITED;
「**擔保人**」係指 FIXBEST INVESTMENT LIMITED 及 NOBEL WELL INVESTMENT LIMITED;

"**SOFR**" means Secured Overnight Financing Rate;
「**SOFR**」係指有擔保的隔夜融資利率；

"**SONIA**" means Sterling Overnight Index Average;
「**SONIA**」係指英鎊隔夜平均指數；

"**Subsidiary**" has the meaning as defined in section 15 of the Companies Ordinance (Cap. 622 of the Laws of Hong Kong) or any statutory amendment or replacement thereof; and
「**附屬公司**」係指依據《公司條例》（香港法例第 622 章）第 15 條所定義或其任何法定修改或替換之定義；以及

"**TONA**" means Tokyo Overnight Average Rate.
「**TONA**」係指東京隔夜平均利率。

This Facility Letter, the Master Terms together with the Master Agreement shall form an entire agreement in relation to the Facilities.
本授信書、總條款連同全交書應構成有關授信額度之完整協議。

ANNEXURE A
附件 A

Commercial Credit Reference Agency consent
商業信貸資料服務機構之同意書

1 I/We hereby acknowledge and agree that, subject to paragraph 2 below, any information with respect to me/us which is provided by me/us at the Bank's request or collected in the course of dealings between me/us and the Bank may be disclosed to, or used and retained by any commercial credit reference agency or similar service provider for the purpose of verifying such information or enabling them to provide such information to other institutions :
本人/吾等謹此確認並同意，在符合以下第 2 段規定的前提下，本人/吾等應 貴行的要求所提供有關本人/吾等的任何資料，或於本人/吾等與 貴行進行交易過程中被收集的有關本人/吾等的任何資料，均可披露予任何商業信貸資料服務機構或類似服務提供者，或由之使用及保存，以達到核證該等資料的目的，或以達到任何上述機構向其他機構提供該等資料：

(a) in order that they may carry out credit and other status checks in respect of me/us in my/our capacity as applicant for, or guarantor of, credit facilities; and
以便其他機構可以對本人/吾等作為信貸額度的申請人或擔保人，進行信貸及其他狀況調查；及

(b) for the purposes of reasonable monitoring of any indebtedness while there is a current default by me/us as borrower or guarantor.
以達到就本人/吾等作為借款人或擔保人現有之違約行為，對任何債務作出合理監控的目的。

2 I/We may by giving the Bank 90 days' notice in writing (which will take effect from the date of receipt by the Bank) revoke the consent contained in paragraph 1.
本人/吾等可向 貴行提前 90 天，以書面形式發出撤銷第 1 段所載同意的通知書（"撤銷通知書"），有關通知期將由 貴行收訖撤銷通知書之日起計算。

3 If I/we give notice to revoke the consent given pursuant to paragraph 1 in accordance with paragraph 2:
假如本人/吾等根據第 2 段的規定，發出撤銷通知書以撤銷在第 1 段項下所作出同意：-

(a) subject to paragraphs 3(f) and (g) below, the Bank may continue to disclose information pursuant to paragraph 1 until the notice of revocation given pursuant to paragraph 2 expires;
貴行可以繼續依據第 1 段的規定披露資料，直至在第 2 段項下的撤銷通知期屆滿為止，唯須符合下文第 3(f)及(g)段的規定；

(b) the Bank may notify all persons to whom the Bank is permitted to disclose information pursuant to paragraph 1 of the fact that a notice of revocation has been given pursuant to paragraph 2;
貴行可以通知其依據第 1 段獲准向之披露資料的全體人士，本人/吾等已依據第 2 段發出撤銷通知書的事實；

(c) the Bank may regard the notice of revocation served on the Bank as also applying to the consent I/we have previously given in respect of all other credit facilities granted to me/us;
貴行可以將送達 貴行的撤銷通知書，當作同樣適用於本人/吾等之前就本人/吾等獲授予所有其他信貸額度所作出的同意處理；

(d) the Bank may terminate any facilities extended to me/us with effect from the date to be advised by the Bank;
貴行可以由 貴行通知的生效日期起，終止授予本人/吾等的任何信貸額度；

(e) the commercial credit reference agency or similar service provider may continue to retain information provided to it by the Bank in its internal archive for its internal use but not for provision of such information to other institutions when they seek credit reports;

商業信貸資料服務機構或類似服務提供者可以繼續保留由 貴行所提供的資料作存檔及內部用途，但該等資料不得披露予尋求信貸報告的其他機構；

(f) the Bank may continue to provide information relating to hire purchase and leasing transactions and loans to wholesalers and retailers to finance the acquisition of stock in trade to the commercial credit reference agency or similar service provider notwithstanding revocation of the consent referred to in paragraph 2 above; and
儘管本人/吾等已按照上文第 2 段的規定撤銷同意，貴行仍可以繼續向商業信貸資料服務機構或類似服務提供者，提供有關租購及出租交易及授予批發商及零售商作為購入存貨之用的融資貸款的資料；以及

(g) the credit reference agency or similar service provider may continue to provide information relating to hire purchase and leasing transactions and loans to wholesalers and retailers to finance the acquisition of stock in trade and information which is a matter of public record notwithstanding the revocation of the consent referred to in paragraph 2 above.
儘管本人/吾等已按照上文第 2 段的規定撤銷同意，信貸資料服務機構或類似服務提供者仍可以繼續提供有關租購及出租交易及授予批發商及零售商作為購入存貨之用的融資貸款的資料及屬於公眾記錄的資料。

4 Subject to paragraphs 2 and 3, this consent shall remain in effect:
在符合第 2 及 3 段的規定的前提下：

(a) as long as I/we maintain an account relationship with the Bank and for a period of five years thereafter; or
本同意書在本人/吾等與 貴行維持客戶關係期間維持有效，並在結束所有關係後五年內仍然有效；或

(b) if later, for the period of five years after the date of settlement following a payment default of more than sixty days.
倘若出現逾期還款超過六十日，本同意書則在結清拖欠超過六十日的欠款的日期之後五年內仍然有效，以較後者為準。

5 The terms of this form of consent supersedes any previous consent previously signed by me/us. The acknowledgement and agreement contained in this form of consent (which is effective upon this Facility Letter being signed by the Borrower) are in addition to and do not affect any agreement or consent contained in the Bank's account documentation and/or standard terms and conditions.
本同意書取代本人/吾等之前所簽署的任何同意書。本同意書所載的確認及同意(於借款人簽署本授信書時生效)乃附加於 貴行的賬戶文件及/或標準條款及條件，並對該等文件所載的協議或同意不構成任何影響。

ANNEXURE B
附件 B

Representations and Warranties
聲明及保證

In order to engage the Bank to provide or continue to provide the relevant banking services to the Borrower, each of the Obligors hereby represents and warrants that it shall not directly or indirectly:
為確保本行能向借款人提供或繼續提供相關的銀行服務，各債務人特此聲明並保證不會直接或間接作下列事項：

(a) contravene any Applicable Laws, including Anti-Money Laundering Laws and Sanctions Programs as defined in the Appendix;
違反如附錄所定義的任何適用法律，包括反洗錢法及制裁方案；

(b) without limiting the generality of (a) above, contravene the international sanctions imposed by the United Nations (the "**UN**") and the European Union (the "**EU**"), the highly restrictive country sanctions and its sanction programs imposed by HM Treasury of the United Kingdom (the "**UK**") and /or the highly restrictive country sanctions and its sanction programs imposed by Office of Foreign Asset Control which is administered by the Treasury Department of the United States (the "**OFAC**") or required under Applicable Laws;
除上述（a）段的一般性原則規範外，違反由聯合國組織（"**聯合國**"）及歐洲聯盟（"**歐盟**"）所制定的國際性制裁，由英國 HM 財政部所制定的高度限制性的國家制裁及其制裁方案和/或由美國財政部外國資產控制辦公室（"**OFAC**"）所制定的高度限制性的國家制裁及其制裁方案或適用法律之要求；

(c) deal with and/or engage on behalf of terrorists or terrorist organisations, those persons or entities that are included on the lists adopted by the UN or the EU, or the List of Specially Designated Nationals ("**SDN**"), Sectoral Sanctions Identifications List ("**SSI**"), and Blocked Persons and Entities maintained by OFAC, as such list may be amended from time to time; and
與恐怖分子或恐怖主義組織、列於聯合國或歐盟名單內的人員或實體、OFAC 所訂的 List of Specially Designated Nationals ("**SDN**")、Sectoral Sanctions Identifications List ("**SSI**") 及 Blocked Persons and Entities 或前述該等名單不時修改之人員或實體往來或代表其往來;及

(d) use the funds in any Account or any financing provided by us, or lend, contribute or otherwise make available such funds to any subsidiary, joint venture partner or other Person (1) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is or whose government is, the subject of Sanctions; or (2) in any other manner that would result in a violation of Sanctions by any Person.
使用任何賬戶內的資金或貴行提供的任何融資或將該等資金貸出、出資或以其他方式向任何附屬公司、聯營企業合夥人或其他該人士提供該等資金（1）為任何該人士的任何活動或業務或與該人士進行的任何活動或業務提供資金，或為在任何國家或地區內的任何活動或業務提供資金，而於提供該等資金時該人士、國家或地區或其政府是制裁對象;或（2）以任何其他方式導致任何該人士違反制裁。

Should there be any change(s) to the above, the Borrower and the relevant Obligor (where applicable) shall immediately (1) notify the Bank with full and frank disclosure on the change(s) thereto with all supporting documents and information; and (2) cooperate with the Bank's for the Bank's enquiry and/or investigation.
如上述聲明和保證有任何變更，借款人及相關債務人(如適用)須立即(1)向本行如實相告有關之變更並提供所有證明文件和資料;以及（2）配合本行之查詢和/或調查。

Notwithstanding the preceding, the Borrower acknowledges and agrees that in the event of any breach of the above representations and warranties, the Bank is entitled to suspend and/or terminate forthwith all transactions, business relations and/or provision of banking service to the Borrower without any notice. The Borrower shall indemnify the Bank for any loss, damages, costs, fees and expense incidental to and occasioned by any breach herein and/or in the course of provision of banking services to the Borrower.
儘管前文所述，借款人知悉並同意如有任何上述聲明及保證之違反，本行有權立即暫停和/或終止與借款人之所有交易、業務關係和/或向借款人提供的銀行服務而不作另行通知。對於本行因本文項下條文

之違反和/或在向借款人提供銀行服務之過程中引起的任何損失、損害、費用、收費及開支，借款人會全責彌償。

<u>Appendix</u>
附錄

Unless the Bank specifies or the context requires otherwise, the following terms in Annexure B (*Representations and Warranties*) have the meanings set out below.
除非本行另有指明或文中另有要求，否則附件 B(*聲明及保證*)的術語具以下含義。

"Anti-Money Laundering Laws and Sanctions Programs" "反洗錢法及制裁方案"	collectively, (a) customer identification requirements, due diligence and record keeping requirements as laid down, or equivalent to those laid down, in the Anti-Money Laundering and Counter-Terrorist Financing Ordinance (Cap. 615 of the Laws of Hong Kong) as amended from time to time, and any other applicable anti-money laundering laws, regulations, codes and guidelines; and (b) any applicable international or domestic sanctions programs, including without limitation, the United Nations Security Council (UNSC) sanctions regimes, requirements under the United Nations (Anti-Terrorism Measures) Ordinance (Cap. 575 of the Laws of Hong Kong) and the OFAC sanctions programs. 包括（a）《打擊洗錢及恐怖分子資金籌集條例》（香港法例第 615 章）或其任何法令修改(或與此相當所規定)的客戶識別要求、盡職調查和記錄保存要求，以及任何其他適用的反洗錢法律、法規、守則和準則；（b）任何適用的國際或本地制裁方案，包括但不限於聯合國安理會（UNSC）的制裁制度、《聯合國（反恐怖主義措施）條例》（香港法例第 575 章）的規定，和 OFAC 制裁方案。
"Applicable Law" "適用法律"	all applicable statutory authority (including any code, order, regulation, instrument or subordinate legislation) and other laws whether in Hong Kong or elsewhere and all applicable statements of principles, policy, class orders, rules, guidelines, regulations or requirements of or issued by any relevant regulatory or supervisory authority or professional body, including without limitation the Joint Financial Intelligence Unit and any tax authority, whether in Hong Kong or elsewhere. 所有適用的法定權限（包括任何守則、命令、規例、文書或附屬法例）及其他法律(不論在香港或其他地方)，以及所有適用的原則、政策、命令、規則、指引、規例或由任何相關的監管機構或專業機構的要求，包括但不限於聯合財富情報組和任何稅務機(不論在香港或其他地方)。
"Account" "賬戶"	means any cash account(s) or account(s) for conducting investment transactions maintained by the Borrower or any other Obligor with the Bank. 指借款人或任何其他債務人於本行維持的任何現金賬戶或為進行投資交易而維持的任何賬戶。
"Person" "人士"	includes an individual, sole proprietorship, partnership, firm, company, corporation or unincorporated body of persons. 包括個人、獨資經營、合夥、商號、公司、法團或非法團團體。
"Sanctions" "制裁"	means any sanctions administered or enforced by the United States Department of the Treasury's Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty's Treasury of the United Kingdom, the Hong Kong Monetary Authority or any other relevant sanctions authorities. 是指由美國財政部外國資產管制處、美國國務院、聯合國安全理事會、歐盟、英國財政部、香港金融管理局或任何其他有關制裁機關實施或執行的任何制裁的對象。

ANNEXURE C
附件 C

Undertakings for Insurance Policy Premium Financing
與保單保費融資有關之承諾

1. The Borrower and/or the Assignor undertake(s) that it/they shall maintain at all times and in full force and effect the Insurance Policy with an insurer acceptable to the Bank.
借款人及/或轉讓人向本行承諾其將應於任何時候與本行接受的保險公司維持完全有效的保單。

2. The Borrower and/or the Assignor undertakes that it/they shall or ensure that the Insurance Policy shall:
借款人及/或轉讓人向本行承諾其將應或確保保單應：

(a) be taken out in the joint names of the Borrower and the Bank or be noted, by endorsement on the insurances (in such form satisfactory to the Bank), with the interest of the Bank;
以借款人和本行的聯名名義投保，或在保單上（以本行滿意的形式）以批註紀錄本行的利益；

(b) name the Bank as mortgagee, loss payee and/or beneficiary;
將本行指定為承按人、損失賠償受益人及/或受益人；

(c) acknowledge that the Borrower is the sole party liable to pay the premiums or any other moneys payable in respect thereof;
確認借款人是唯一有責任支付保費或任何其他就此應付款項的一方；

(d) provide for the insurers or underwriters to give to the Bank an opportunity of paying any calls or premiums which may be in default;
規定保險公司或核保師給予本行支付任何可能逾期的催繳費用或未付保費的機會；

(e) provide that the Insurance Policy may not be cancelled, surrendered, terminated, altered or amended without the prior written consent of the Bank;
規定未經本行事前書面同意，不得取消、退保、終止、更改或修改保單；

(f) provide that the Borrower may not receive any benefits (including surrender value, death benefit etc.) payable by the insurer under the Insurance Policy without prior written consent of the Bank;
規定未經本行事前書面同意，借款人不得收取保險公司根據保單應支付的任何利益(包括退保價值、身故賠償等)；

(g) acknowledge that all proceeds shall, irrespective of any other provisions contained in the Insurance Policy, be paid to the Bank without deduction, set-off or counterclaim in respect of any outstanding premiums or calls on it;
不論在保單中包含的任何其他規定，確認所有收益均應支付給本行，不得就任何未付保費或催繳保費進行扣除、抵銷或反申索；

(h) acknowledge that proceeds under the Insurance Policy may be required to be converted into the currency of the Facilities, under the prevailing exchange rate, before using the same to repay the Facilities;
確認保單下的收益或需按當時匯率，轉換為授信額度的貨幣，方可用以償付授信額度；

(i) acknowledge that the Bank may apply all or part of the benefits and receivables under the Insurance Policy towards satisfaction of the Borrower's indebtedness or liabilities (whether present or future, actual or contingent, primary or collateral, several or joint) to the Bank in respect of the Facilities;
確認本行可將保單的全部或部分收益及應收款項用以償還借款人就授信額度對本行的負債或債務(不論是現在還是將來，實際還是或有，主要還是附帶，各別或共同)；

(j) acknowledge that the Borrower is subject to the credit risk of the insurer and in the event that the insurer defaults on its obligations or there is an adverse changes in its credit rating, the Bank may, at

its sole discretion, request for additional collateral from the Borrower, adjust the Borrower's credit limit or restructure or terminate the Facilities;
確認借款人受限於保險公司的信用風險並且假如保險公司違約或其信用評級有任何不利變化，本行可依其全權酌情決定權要求借款人提供額外抵押品，調整借款人的信用限額或重組或終止授信額度；

(k) acknowledge that if the right to cancel the Insurance Policy within the cooling-off period of the Insurance Policy is assigned to the Bank, any cancellation request shall be subject to the written consent of the Bank; and
確認假如於保單冷靜期間取消保單的權利轉讓予本行，任何取消請求均需經本行書面同意；以及

(l) be in all other respects in form and substance reasonably acceptable to the Bank.
在所有其他方面，均為本行可合理接受的形式及內容。

3. The Borrower and/or the Assignor shall ensure that the Insurance Policy contains non-cancellation, mortgagee interest and loss payable clauses and a notice of assignment signed in accordance with the relevant policy rules and such other terms and conditions as the Bank may require, each such provision to be in a form acceptable to the Bank.
借款人及/或轉讓人應確保保單包含不可取消、承按人權益和損失賠付條款以及根據相關保單規則和本行可能要求的其他條款與細則簽署的轉讓通知，各該條款均須為本行可接受的形式。

4. The Borrower and/or the Assignor shall give the Bank rights to access information of the Insurance Policy and shall from time to time instruct the insurer to release information relating to the Insurance Policy (eg. surrender value, cash value and any loans or advances on the Insurance Policy) to the Bank.
借款人及/或轉讓人應賦予本行存取保單資訊的權利，並應不時指示保險公司發放與保單有關的資訊（例如保單的退保價值、現金價值和任何貸款或預支款項）予本行。

ANNEXURE D

附件 D

PAPT PROVISIONS FOR REFINANCING SCENARIO A

轉按情況 A 的支付安排條文

[Note: This Annexure D applies if (a) a Facility is in scope for PAPT and the Borrower agrees to adopt PAPT and (b) a Facility (or part thereof) will be applied towards refinancing an existing mortgage loan granted by another bank or financial institution (whether or not the Borrower is a borrower under such existing mortgage loan)][3]

[本附件 D 適用於以下情況：(a) 授信額度屬於支付安排範圍，且借款人同意採用支付安排；以及(b) 授信額度（或其部分）將用於另一家銀行或金融機構發放的現有按揭貸款的轉按（無論借款人是否為該現有按揭貸款的借款人）]

1. **DEFINITIONS**

定義

1.1 **Definitions in this Annexure D**

本附件 D 的定義

"**Drawdown Day**" has the meaning given to that term in paragraph 3.2.

「**提取貸款日**」具有第 3.2 段賦予該詞的涵義。

"**Key Information**" means the information set out in the table headed "Key Information" in the RMIC.

「**主要資料**」指轉按機構確認書中「主要資料」一表所載的資料。

"**OMI Borrower**" means the borrower under the existing mortgage loan granted by the Original Mortgage Institution, which is secured by a mortgage over the Property (which mortgage is to be discharged in full on the Drawdown Day), **provided that** if the OMI Borrower and the Borrower are the same person or entity, references to "OMI Borrower" in this Annexure D shall be construed as "Borrower" accordingly.

「**原按揭貸款機構借款人**」指原按揭貸款機構發放的現有按揭貸款下的借款人，該貸款是以該物業的按揭為擔保（並擬將在提取貸款日獲完全解除），前提是如果借款人及原按揭貸款機構借款人屬同一人或實體，本附件D提及的「原按揭貸款機構借款人」應據此詮釋為「借款人」。

"**Original Mortgage Institution**" has the meaning given to that term in paragraph 2(b).

「**原按揭貸款機構**」具有第 2(b)段賦予該詞的涵義。

"**PAPT**" means the Payment Arrangements for Property Transaction, as described in further detail in the PAPT Document.

「**支付安排**」指支付安排文件中進一步詳述的物業交易支付安排。

[3] Please select one of the three scenarios and delete as appropriate. 請選擇三個情況中的其中一個並刪去不適用的部分。

"**PAPT Document**" means the document entitled "Payment Arrangements for Property Transactions (the "PAPT")" dated 20 July 2022 issued by the Hong Kong Association of Banks (as amended and/or supplemented from time to time).

「**支付安排文件**」指香港銀行公會於 2022 年 7 月 20 日刊發名為「Payment Arrangements for Property Transactions (the "PAPT")」的文件（經不時修訂及／或補充）。

"**Redemption Amount**" has the meaning given to that term in paragraph 2(a).

「**贖回金額**」具有第 2(a)段賦予該詞的涵義。

"**Remittance Amount**" has the meaning given to that term in paragraph 3.3(b).

「**匯款金額**」具有第 3.3(b)段賦予該詞的涵義。

"**RMIC**" means a Refinancing Mortgage Institution Confirmation.

「**轉按機構確認書**」指轉按機構的確認書。

1.2 **Construction**

詮釋

Any reference to the singular form of "Borrower" or "OMI Borrower" shall include its plural form and vice versa.

任何對「借款人」或「原按揭貸款機構借款人」單數形式的提述應包括其複數形式，反之亦然。

2. APPLICATION OF PAPT

支付交易的應用

Where the Borrower agrees to adopt PAPT:

在借款人同意採用支付交易的情況下：

(a) the Borrower agrees that any amount which is required to be paid to fully discharge the existing mortgage over the Property (the "**Redemption Amount**") shall be paid in the manner described in paragraph 3 below (except where the consent of the Borrower as described in paragraph 2(b) below is withdrawn in accordance with paragraph 2(b) below, in which case PAPT shall cease to apply); and

借款人同意按照下文第 3 段所述的方式支付為完全解除該物業的現有按揭所需的任何金額（「贖回金額」）（除非如下文第 2(b)段所述，借款人的同意按照下文第 2(b)段被撤回，在這種情況下，支付安排將不再適用）；以及

(b) the Borrower hereby expressly consents that the Bank and the Bank's solicitors may disclose the refinancing arrangement set out in this Facility Letter, including the amount of the Loan (or such part thereof) that will be applied towards the discharge of the existing mortgage over the Property, to the mortgage institution in whose favour the existing mortgage has been granted (the "**Original Mortgage Institution**") and the Original Mortgage Institution's solicitors, to the extent strictly necessary solely for the purpose of effecting the PAPT. The Borrower may, by a notice in writing to the Bank, withdraw such consent any time up to 5 business days before the Drawdown Day. If the Borrower withdraws such consent, the Bank has a right to revoke the

Loan offer and unilaterally terminate this Facility Letter with immediate effect at no cost to the Bank.

借款人謹此明確同意，本行及本行的律師可向現有按揭的承按機構（「原按揭貸款機構」）及原按揭貸款機構的律師披露本授信書中所載列的轉按安排，包括將用於解除該物業的現有按揭的貸款金額（或其部分），但有關披露限於純為實行支付安排而僅需要的用途。借款人可隨時在提取貸款日前不少於 5 個營業日向本行發出書面通知，撤回上述同意。如果借款人撤回該同意，本行有權撤銷貸款的要約，並單方面立即終止本授信書，而本行不會承擔任何費用。

3. **LOAN REMITTANCE**

貸款匯款

3.1 Notwithstanding anything to the contrary in this Facility Letter, this paragraph 3 applies only if PAPT applies to the refinancing arrangement contemplated by this Facility Letter.

即使本授信書中有任何相反的規定，本第 3 段僅在支付安排適用於本授信書擬進行的轉按安排時適用。

3.2 Subject to the conditions set out in this Facility Letter, the Bank shall disburse the Loan to the Borrower (the day on which the Loan is disbursed by the Bank pursuant to this Facility Letter, the "**Drawdown Day**").

在符合本授信書所載的條件下，本行應向借款人發放貸款（本行根據本授信書發放貸款之日為「提取貸款日」）。

3.3 Subject always to paragraphs 3.4 to 3.8 below, and subject to (1) the Borrower giving drawdown directions to the Bank (through the Bank's solicitors) in respect of the Loan which are acceptable by the Bank and (2) the satisfaction of all the conditions precedent (if any) to drawdown under this Facility Letter, the Bank shall:

在不抵觸下文第 3.4 至 3.8 段、以及在(1)借款人（通過本行的律師）就貸款向本行發出本行可接受的提款指示及(2)本授信書中所有的提款先決條件（如有）獲滿足的情況下，本行應：

(a) issue a RMIC and send the same to the Bank's solicitors before 12 noon to the Bank (through the Bank's solicitors) in respect of the Loan which are acceptable by the Bank; and

發出有關貸款且本行接受的轉按機構確認書，並在中午 12 時正之前（通過本行的律師）向本行發送該確認書；以及

(b) arrange for the proceeds of the Loan to be disbursed and applied in accordance with the drawdown directions. In particular, the Bank shall:

根據提款指示安排發放及應用相關貸款款項。特別是，本行應：

(i) arrange for the transfer of the remittance amount as set out in the RMIC (the "**Remittance Amount**") via Clearing House Automated Transfer System ("**CHATS**") to the Original Mortgage Institution on the Drawdown Day; and

安排在提取貸款日透過票據交換所自動轉帳系統（「CHATS」）將轉按機構確認書中列出的匯款金額（「**匯款金額**」）轉帳至原按揭貸款機構；以及

(ii) (if applicable) credit the cash out amount of the Loan (the amount by which the Loan exceeds the sum of the Redemption Amount and any mortgage insurance premium (if applicable)) to the Borrower's designated account with the Bank in Hong Kong on the Drawdown Day.

（如適用）在提取貸款日將貸款的套現金額（即貸款款項超出贖回金額以及任何按揭保費金額（如適用）兩者之總和的金額）存入借款人在香港於本行開立的指定帳戶。

The Bank is entitled to act on and rely on the drawdown directions given by the Borrower to the Bank (through the Bank's solicitors), unless such directions are revoked in writing by the Borrower with reasonably sufficient advance notice to the Bank.

本行有權跟據借款人（通過本行的律師）向本行發出的提款指示行事，並以其為依據，除非借款人給予本行合理充分的事前書面通知以撤銷相關指示。

3.4 The Bank shall not be obliged to comply with its obligations under paragraph 3.3 above if the Bank has received written notice from the Borrower that the Borrower wishes (in its sole discretion) to revoke its drawdown directions.

如果本行收到借款人的書面通知，表示借款人(依其全權酌情決定權)希望撤銷其提款指示，則本行沒有責任遵守上述第 3.3 段項下的義務。

3.5 After the relevant RMIC has been issued pursuant to paragraph 3.3(a) above but before the delivery of the same to the Original Mortgage Institution's solicitors by the Bank's solicitors:

在根據上文第 3.3(a)段發出相關轉按機構確認書後，但在本行的律師將該確認書交付給原按揭貸款機構的律師之前：

(a) if any of the information in the issued RMIC is incorrect and:

如果已發出的轉按機構確認書中有任何不正確資料並且：

(i) if the incorrect information in the RMIC is due to a mistake made by the Bank, the Bank shall correct the information in the RMIC or reissue a new RMIC before drawdown; or

如果轉按機構確認書中的不正確資料是由於本行的錯誤所造成，本行應在提款前更正轉按機構確認書中的資料或重新發出一份新的轉按機構確認書；或

(ii) if the incorrect information in the RMIC is due to a mistake made by any party (other than the Bank), the Bank shall use its reasonable endeavours to correct the information in the RMIC or reissue a new RMIC before drawdown,

如果轉按機構確認書中的不正確資料是由於任何一方（本行除外）的錯誤所造成，本行應在提款前盡其合理努力更正轉按機構確認書中的資料或重新發出新的轉按機構確認書，

and, in either case, if the Bank has already effected the payment via CHATS (based on the incorrect information in the RMIC) and/or the credit of the cash out amount of the Loan as described in paragraph 3.3(b)(ii) above, the Bank is entitled to seek a refund from the recipient bank and/or (the Borrower hereby irrevocably authorises the Bank to) reverse such payment or credit; or

以及，在上述的任何一種情況下，如果本行已經通過 CHATS（根據轉按機構確認書中的不正確資料）進行支付及／或存入上文第 3.3(b)(ii)段所述的貸款套現金額，本行有權要求收款銀行退款及／或（借款人謹此不可撤銷地授權本行）撤回相關支付或存入；或

(b) if (i) the Borrower informs the Bank in writing that the Borrower would not proceed with the refinancing transaction or that the Drawdown Day has been deferred and (ii) the Bank has already effected payment via CHATS and/or the credit of the cash out amount of the Loan as described in paragraph 3.3(b)(ii) above, the Bank is entitled to seek a refund from the recipient bank and/or (the Borrower hereby irrevocably authorises the Bank to) reverse such payment or credit.

如果(i)借款人書面通知本行，借款人不會繼續進行轉按交易或提取貸款日將被延遲，以及(ii) 本行已經通過 CHATS 進行支付及／或存入上文第 3.3(b)(ii)段所述的貸款套現金額，本行有權要求收款銀行退款及／或（借款人謹此不可撤銷地授權本行）撤回相關支付或存入。

3.6 Once the RMIC is delivered to Original Mortgage Institution's solicitors by the Bank's solicitors, it is irrevocable and the Bank shall effect payment in accordance with paragraph 3.3(b) above, except in the circumstances where:

一旦本行的律師將轉按機構確認書交付給原按揭貸款機構的律師，該確認書不可撤銷，本行應根據上文第 3.3(b)段進行支付，但在以下情況除外：

(a) any of the Key Information on the RMIC is incorrect, to the extent that any such error prevents the Bank from effecting payment of the correct amount to the correct designated account; or

轉按機構確認書上的任何主要資料不正確，以至於本行無法向正確的指定帳戶支付正確金額；或

(b) the Borrower informs the Bank in writing that the Borrower would not proceed with the refinancing transaction or that the Drawdown Day has been deferred,

借款人書面通知本行，借款人不會繼續進行轉按交易或提取貸款日將被延遲，

in which case the Bank is not obliged to effect the payment via CHATS and/or credit the cash out amount of the Loan as described in paragraph 3.3(b)(ii) above, and if the Bank has already effected the payment via CHATS and/or the credit of the cash out amount of the Loan, it is entitled to seek a refund from the recipient bank and/or (the Borrower hereby irrevocably authorises the Bank to) reverse such payment or credit.

在該等情況下，本行沒有義務按照上述第 3.3(b)(ii)段所述，通過 CHATS 進行支付及／或存入上文第 3.3(b)(ii)段所述的貸款套現金額。如果本行已經通過 CHATS 進行支付／或存入貸款套現金額，本行有權要求收款銀行退款及／或（借款人謹此不可撤銷地授權本行）撤回相關支付或存入。

3.7 It is a condition precedent to any drawdown under the Facility that:

在本授信額度下提取任何款項的先決條件是：

(a) the Borrower shall provide all necessary information to the Bank for the purposes of preparing the RMIC (including (i) the address of the Property, (ii) the name of the mortgagor under the existing mortgage, (iii) the name of the Original Mortgage Institution and (iv) the amount of

such part of the Redemption Amount which will be remitted to the Original Mortgage Institution under the RMIC); and

借款人應向本行提供所有就準備轉按機構確認書所需的必要資料（包括(i) 該物業的地址，(ii) 現有按揭貸款下按揭人的名稱，(iii)原按揭貸款機構的名稱及(iv) 擬根據該轉按機構確認書匯款至原按揭貸款機構、用以支付贖回金額的相關部分金額）；以及

(b) (where the Redemption Amount is paid partly with the Loan and partly with the own funds of the OMI Borrower) the OMI Borrower shall pay such part of Redemption Amount which is to be settled by his own funds by:

（如果贖回金額部分由貸款支付，部分由原按揭貸款機構借款人的自有資金支付）原按揭貸款機構借款人應透過以下方式以自有資金支付贖回金額的相關部分：

(i) cashier's order, which shall be procured by the OMI Borrower or any third party paying on behalf of the OMI Borrower and shall be made available to the Original Mortgage Institution's solicitors by no later than 1 business day before Drawdown Day; or

銀行本票應由原按揭貸款機構借款人或代表原按揭貸款機構借款人付款的任何第三方促使安排，並應在不遲於提取貸款日之前一個營業日向原按揭貸款機構的律師提供；或

(ii) the Original Mortgage Institution debiting funds from the repayment account of the OMI Borrower on the Drawdown Day, in which case the Borrower shall procure that the OMI Borrower will:

原按揭貸款機構在提取貸款日從原按揭貸款機構借款人的還款帳戶中扣除資金，在此情況下，借款人應促使原按揭貸款機構借款人將：

(A) ensure that such repayment account has sufficient funds to settle such part of the Redemption Amount to be paid with the own funds of the OMI Borrower on Drawdown Day and provide a confirmation to this effect to the Original Mortgage Institution's solicitors by no later than 1 business day before Drawdown Day; and

確保其還款帳戶有足夠資金，以在提取貸款日以原按揭貸款機構借款人的自有資金支付贖回金額的相關部分，並且在不遲於提取貸款日之前一個營業日向原按揭貸款的律師提供相關確認；以及

(B) (if required by the Original Mortgage Institution) by no later than 1 business day before Drawdown Day, provide irrevocable debit or payment instructions (in form and substance satisfactory to the Original Mortgage Institution) for the purposes of effecting such debit of funds from such repayment account on the Drawdown Day,

（如果原按揭貸款機構要求）在不遲於提取貸款日之前一個營業日（以原按揭貸款機構滿意的形式及內容）提供不可撤銷的扣除或付款指示，以在提取貸款日從該還款帳戶中進行相關款項扣除，

and for the avoidance of doubt:

並且為免生疑問：

(1) (where the Borrower is different from the OMI Borrower) the Borrower shall procure the OMI Borrower to pay such part of the Redemption Amount with the OMI Borrower's own funds by means described in paragraph (b) above; or

（如果借款人與原按揭貸款機構借款人不同）借款人應促使原按揭貸款機構借款人以上文(b)段所述的方式以原按揭貸款機構借款人的自有資金支付贖回金額的相關部分；或

(2) (where the Borrower is the OMI Borrower) the Borrower shall pay such part of the Redemption Amount with the Borrower's own funds by means described in paragraph (b) above as if all references to the "OMI Borrower" in such paragraph were references to "the Borrower".

（如果借款人是原按揭貸款機構借款人）借款人應以上文(b)段所述的方式以借款人的自有資金支付贖回金額的相關部分，猶如該段提述所有的「原按揭貸款機構借款人」是指「借款人」。

3.8 The Borrower agrees and acknowledges that where exceptional circumstances or last minute issues arise which make it not feasible for the Bank to carry out the arrangements in paragraph 3.3 above or result in the OMI Borrower not being able to arrange for cashier's order(s) or maintain sufficient funds in the repayment account as described in paragraph 3.7(b) above, the Borrower authorises its solicitors (if applicable) and the Bank to liaise with the Original Mortgage Institution, the Original Mortgage Institution's solicitors, the OMI Borrower and/or any other related parties to agree on other means of payment so as to proceed to drawdown on the Drawdown Day.

借款人同意並承認，如果出現特殊情況或突發問題，導致本行無法實行上文第 3.3 段的安排，或導致原按揭貸款機構借款人無法按上文第 3.7(b)段所述安排銀行本票或維持還款帳戶中有充足資金，則借款人授權其律師（如適用）及本行與原按揭貸款機構、原按揭貸款機構的律師、原按揭貸款機構借款人及／或任何其他相關方聯絡，以協定其他付款方式，以在提取貸款日繼續進行提款。

4. FUTURE PAPT TRANSACTIONS

日後採用支付安排的交易

The Borrower agrees that where (1) it engages in a future conveyancing or refinancing transaction over the Property where the Loan is to be settled and (2) the PAPT applies to such transaction:

借款人同意，如果(1)其日後為該物業進行物業轉按交易以清還貸款，以及(2)支付安排適用於該交易：

(a) the Borrower shall procure that:

借款人應促使：

(i) (in the case of a future conveyancing transaction where the title to the Property is being transferred from the mortgagor named under the Mortgage / Loan (being the then legal owner of the Property) (the "**Mortgagor**") to a new legal owner (the "**Future Buyer**")):

（在未來的物業轉易交易中，物業的所有權將從按揭/貸款下的按揭人（即當時的物業法定所有人）轉移給新的法定所有人（「未來買家」）的情況下）：

(A) any sale proceeds payable to the Mortgagor (as vendor of the Property) by the mortgage institution providing a facility to the Future Buyer/Future Buyer's borrower shall be paid to the Bank by way of (1) CHATS or direct transfer or (2) any other means acceptable to the Bank, whereupon the Bank shall distribute any surplus (the amount by which the remittance amount exceeds the then redemption amount of the Loan (including principal and interest)) to the account of, or designated by, the Mortgagor; and

通過按揭貸款機構提供授信予未來買家/未來買家的借款人所獲得的任何應支付給按揭人（作為物業的賣方）的銷售收益均應通過以下方式支付給本行：（1）通過 CHATS 或直接轉帳；或者（2）本行認可的任何其他方式，其後本行將分配任何剩餘款項（即匯款金額超過貸款的贖回金額（包括本金和利息）的金額）到按揭人的帳戶或其指定帳戶；以及

(B) where the Property is in negative equity, the Borrower shall pay to the Bank any negative equity by way of (1) cashier's order procured by or on behalf of the Borrower or (2) any other means acceptable to the Bank; or

如果物業處於負資產狀態，借款人應通過以下方式向本行支付任何負資產：（1）由借款人或代表借款人促使安排的銀行本票；或（2）本行可接受的任何其他方式；或

(ii) (in the case of a future refinancing transaction):

（在未來的轉按交易中）：

(A) any remittance amount payable to the Bank by the incoming mortgage institution shall be paid to the Bank by way of (1) CHATS / direct transfer or (2) any other means acceptable to the Bank; and

新任按揭貸款機構應付本行的任何匯款金額應透過以下方式支付給本行：(1) CHATS／直接轉帳或 (2) 任何其他本行可接受的方式；以及

(B) any part of the redemption amount of the Loan not covered by the loan provided by the incoming mortgage institution shall be paid by way of (1) a cashier's order procured by or on behalf of the Borrower; (2) the Bank debiting the amount from the Borrower's repayment account with the Bank or (3) any other means acceptable to the Bank; and

如新任按揭貸款機構所提供的貸款不足以清還貸款的贖回金額，剩餘部分應透過以下方式支付：(1)由借款人或其代表促使安排的銀行本票；(2)本行從借款人在本行開立的還款帳戶中扣除相關金額；或(3)任何其他本行可接受的方式；以及

(b) [4]the Mortgagor hereby irrevocably appoints and instructs the Bank to act as the Mortgagor's agent to use the general ledger account(s) of the Bank designated for the PAPT to receive, on behalf of the Mortgagor:

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[4] If Mortgagor (being the owner of the Property) is not a party to this Facility Letter, please include this clause in the Mortgage (or any other document to which the Mortgagor is party). 如果按揭人（即物業的所有者）不是本授信書的當事方，請在按揭（或任何按揭人為當事方的文件）中包括此條款。

按揭人在此不可撤銷地委任並指示本行作為按揭人的代理人，使用為支付安排指定的本行總帳戶，代表按揭人接收以下款項：

(i) (in the case of a conveyancing transaction where the Property is being sold by the Mortgagor) any sale proceeds payable to the Mortgagor; and

（在物業由按揭人出售的不動產轉讓交易中）任何應支付給按揭人的銷售收益；以及

(ii) (in the case of a refinancing transaction) any remittance amount payable to the Bank by the incoming mortgage institution.

（在轉按交易中）任何應由新任按揭貸款機構支付給本行的匯款金額。

PAPT PROVISIONS FOR REFINANCING SCENARIO B

轉按情況 B 的支付安排條文

[Note: This Annexure D applies if (a) a Facility is in scope for PAPT and the Borrower agrees to adopt PAPT and (b) a Facility (or part thereof) will be applied towards refinancing an existing mortgage loan granted by the Bank to a different borrower.][5]

[本附件 D 適用於以下情況：(a) 授信額度屬於支付安排範圍，且借款人同意採用支付安排；及(b) 授信額度（或其部分）將用於本行為另一位借款人發放的現有按揭貸款的轉按。]

1. **DEFINITIONS**
定義

1.1 **Definitions in this Annexure D**
本附件 D 的定義

"**Direct Transfer Amount**" has the meaning given to that term in paragraph 3.6(a).
「**直接轉賬金額**」具有第 3.6（a）段賦予該詞的涵義。

"**Drawdown Day**" has the meaning given to that term in paragraph 3.2.

「**提取貸款日**」具有第 3.2 段賦予該詞的涵義。

"**OMI Borrower**" means the borrower under the existing mortgage loan granted by the Bank, which is secured by a mortgage over the Property (which mortgage is to be discharged in full on the Drawdown Day).

「**原按揭貸款機構借款人**」指本行發放的現有按揭貸款下的借款人，該貸款是以該物業的按揭為擔保（並擬將在提取貸款日獲完全解除）。

"**PAPT**" means the Payment Arrangements for Property Transaction, as described in further detail in the PAPT Document.

「**支付安排**」指支付安排文件中進一步詳述的物業交易支付安排。

"**PAPT Document**" means the document entitled " Payment Arrangements for Property Transactions (the "PAPT")" dated 20 July 2022 issued by the Hong Kong Association of Banks (as amended and/or supplemented from time to time).

「**支付安排文件**」指香港銀行公會於 2022 年 7 月 20 日刊發名為「Payment Arrangements for Property Transactions (the "PAPT")」的文件（經不時修訂及／或補充）。

"**Redemption Amount**" has the meaning given to that term in paragraph 2.

「**贖回金額**」具有第 2 段賦予該詞的涵義。

1.2 **Construction**

詮釋

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[5] Please select one of the three scenarios and delete as appropriate. 請選擇三個情況中的其中一個並刪去不適用的部分。

Any reference to the singular form of "Borrower" or "OMI Borrower" shall include its plural form and vice versa.

任何對「借款人」或「原按揭貸款機構借款人」單數形式的提述應包括其複數形式，反之亦然。

2. **APPLICATION OF PAPT**

支付安排的應用

Where the Borrower agrees to adopt PAPT, the Borrower agrees that any amount which is required to be paid to fully discharge the existing mortgage over the Property (the "**Redemption Amount**") shall be paid in the manner described in paragraph 0 below.

在借款人同意採用支付安排的情況下，借款人同意按照下文第3段所述的方式，支付為完全解除該物業的現有按揭所需的任何金額（「**贖回金額**」）。

3. **LOAN REMITTANCE**

貸款匯款

3.1 Notwithstanding anything to the contrary in this Facility Letter, this paragraph 0 applies only if PAPT applies to the refinancing arrangement contemplated by this Facility Letter.

即使本授信書中有任何相反的規定，本第3段僅在支付安排適用於本授信書擬進行的轉按安排時適用。

3.2 Subject to the conditions set out in this Facility Letter, the Bank shall disburse the Loan to the Borrower (the day on which the Loan is disbursed by the Bank pursuant to this Facility Letter, the "**Drawdown Day**").

在符合本授信書所載的條件下，本行應向借款人發放貸款（本行根據本授信書發放貸款之日為「**提取貸款日**」）。

3.3 Subject always to paragraphs 3.4 to 3.7 below, and subject to (1) the Borrower giving drawdown directions to the Bank (through the Bank's solicitors) in respect of the Loan which are acceptable by the Bank and (2) the satisfaction of all the conditions precedent (if any) to drawdown under this Facility Letter, the Bank shall arrange for the proceeds of the Loan to be disbursed and applied in accordance with the drawdown directions. In particular, the Bank shall:

在不抵觸下文第 3.4 至 3.7 段，以及在(1)借款人（通過本行的律師）就貸款向本行發出本行可接受的提款指示及(2)本授信書中所有的提款先決條件（如有）獲滿足的情況下，本行應根據提款指示安排發放及應用相關貸款款項。特別是，本行應：

(a) arrange for the transfer of the Direct Transfer Amount via direct transfer to the loan account of the OMI Borrower for the purposes of settling the Redemption Amount (or part thereof) on the Drawdown Day; and

安排在提取貸款日透過直接轉帳將直接轉帳金額轉至原按揭貸款機構借款人的貸款帳戶，以支付贖回金額（或其部分）；以及

(b) (if applicable) credit the cash out amount of the Loan (the amount by which the Loan exceeds the sum of the Redemption Amount and any mortgage insurance premium (if applicable)) to the Borrower's designated account with the Bank in Hong Kong on the Drawdown Day.

（如適用）在提取貸款日將貸款的套現金額（即貸款款項超出贖回金額以及任何按揭保費金額（如適用）兩者之總和的金額）存入借款人在香港於本行開立的指定帳戶。

The Bank is entitled to act on and rely on the drawdown directions given by the Borrower to the Bank (through the Bank's solicitors), unless such directions are revoked in writing by the Borrower with reasonably sufficient advance notice to the Bank.
本行有權跟據借款人（通過本行的律師）向本行發出的提款指示行事，並以其為依據，除非借款人給予本行合理充分的事前書面通知以撤銷相關指示。

3.4 The Bank shall not be obliged to comply with its obligations under paragraph 3.3 above if the Bank has received written notice from the Borrower that the Borrower wishes (in its sole discretion) to revoke its drawdown directions.

如果本行收到借款人的書面通知，表示借款人（依其全權酌情決定權）希望撤銷其提款指示，則本行沒有責任遵守上文第 3.3 段項下的義務。

3.5 On the Drawdown Day, if (a) the Borrower informs the Bank in writing that the Borrower would not proceed with the refinancing transaction or that the Drawdown Day has been deferred and (b) the Bank has already effected the payment of the Direct Transfer Amount and/or the credit of the cash out amount of the Loan as described in paragraph 3.3 above, the Bank is entitled to (and the Borrower hereby irrevocably authorises the Bank to) reverse such payment or credit.

在提取貸款日，如果(a)借款人書面通知本行，借款人不會繼續進行轉按交易或提取貸款日將被延遲，以及(b)本行已經支付直接轉帳金額及／或存入上文第 3.3 段所述的貸款套現金額，本行有權（及借款人謹此不可撤銷地授權本行）撤回相關支付或存入。

3.6 It is a condition precedent to any drawdown under the Facility that:

在本授信額度下提取任何款項的先決條件是：

(a) the Borrower shall provide all necessary information to the Bank for the purposes of preparing the direct transfer as described in paragraph 3.3(a) above (including (i) the address of the Property, (ii) the name of the mortgagor under the existing mortgage and (iii) the amount of such part of the Redemption Amount which will be settled by the proceeds of the Loan by way of a remittance to the loan account of the OMI Borrower via direct transfer (the "**Direct Transfer Amount**")); and

借款人應向本行提供所有就準備上文第 3.3(a)段所述的直接轉帳所需的必要資料（包括（i）該物業的地址，（ii）現有按揭貸款下按揭人的名稱，及（iii）擬透過直接轉帳匯款至原按揭貸款機構借款人的貸款帳戶，用於支付贖回金額的相關部分金額（「**直接轉帳金額**」））；以及

(b) (where the Redemption Amount is paid partly with the Loan and partly with the own funds of the OMI Borrower) the OMI Borrower shall pay such part of Redemption Amount which is to be settled by his own funds by:

（如果贖回金額部分由貸款支付，部分由原按揭貸款機構借款人的自有資金支付）原按揭貸款機構借款人應透過以下方式支付贖回金額中由其自有資金支付的部分：

(i) cashier's order, which shall be procured by the OMI Borrower or any third party paying on behalf of the OMI Borrower and shall be made available to the Bank's solicitors by no later than 1 business day before Drawdown Day; or

銀行本票應由原按揭貸款機構借款人或代表原按揭貸款機構借款人付款的任何第三方促使安排，並應在不遲於提取貸款日之前一個營業日向本行的律師提供；或

(ii) the Bank debiting funds from the repayment account of the OMI Borrower on the Drawdown Day, in which case the Borrower shall procure that the OMI Borrower will:

本行在提取貸款日從原按揭貸款機構借款人的還款帳戶中扣除資金。在此情況下，借款人應促使原按揭貸款機構借款人將：

(A) ensure that such repayment account has sufficient funds to settle such part of the Redemption Amount to be paid with the own funds of the OMI Borrower on Drawdown Day and provide a confirmation to this effect to the Bank's solicitors by no later than 1 business day before Drawdown Day; and
確保該還款帳戶有足夠資金，以在提取貸款日以原按揭貸款機構借款人的自有資金支付贖回金額的相關部分，並且在不遲於提取貸款日之前一個營業日向本行的律師提供相關確認；以及

(B) (if required by the Bank) by no later than 1 business day before Drawdown Day, provide irrevocable debit or payment instructions (in form and substance satisfactory to the Bank) for the purposes of effecting such debit of funds from such repayment account on the Drawdown Day,
(如果本行要求) 在不遲於提取貸款日之前一個營業日 (以本行滿意的形式及內容) 提供不可撤銷的扣除或付款指示，以在提取貸款日從該還款帳戶中進行相關款項扣除，

and for the avoidance of doubt, the Borrower shall procure the OMI Borrower to pay such part of the Redemption Amount with the OMI Borrower's own funds by means described in paragraph 3.6(b) above.
並且為免生疑問，借款人應促使原按揭貸款機構借款人以上文第 3.6(b)段所述的方式以原按揭貸款機構借款人的自有資金支付贖回金額的相關部分。

3.7 The Borrower agrees and acknowledges that where exceptional circumstances or last minute issues arise which make it not feasible for the Bank to carry out the arrangements in paragraph 3.3 above or result in the OMI Borrower not being able to arrange for cashier's order(s) or maintain sufficient funds in the repayment account as described in paragraph 3.6(b) above, the Borrower authorises its solicitors (if applicable) and the Bank to liaise with the Bank's solicitors, the OMI Borrower and/or any other related parties to agree on other means of payment so as to proceed to drawdown on the Drawdown Day.
借款人同意並承認，如果出現特殊情況或突發問題，導致本行無法實行上文第 3.3 段的安排，或導致原按揭貸款機構借款人無法按上文第 3.6(b)段所述安排銀行本票或維持還款帳戶中有充足資金，則借款人授權其律師 (如適用) 及本行與本行的律師、原按揭貸款機構借款人及／或任何其他相關方聯絡，以協定其他付款方式，以在提取貸款日繼續進行提款。

4. FUTURE PAPT TRANSACTIONS

日後採用支付安排的交易

The Borrower agrees that where (1) it engages in a future conveyancing or refinancing transaction over the Property where the Loan is to be settled and (2) the PAPT applies to such transaction:
借款人同意，如果(1)其日後為該物業進行物業轉按交易以清還貸款，以及(2)支付安排適用於該交易：

(a) the Borrower shall procure that:

借款人應促使:

(i) (in the case of a future conveyancing transaction where the title to the Property is being transferred from the mortgagor named under the Mortgage / Loan (being the then legal owner of the Property) (the "**Mortgagor**") to a new legal owner (the "**Future Buyer**")):
(在未來的不動產轉讓交易中，物業的所有權將從按揭/貸款的按揭人（即當時的物業法定所有人）轉移給新的法定所有人（「未來買家」）的情況下）：

(A) any sale proceeds payable to the Mortgagor (as vendor of the Property) by the mortgage institution providing a facility to the Future Buyer/Future Buyer's borrower shall be paid to the Bank by way of (1) CHATS or direct transfer or (2) any other means acceptable to the Bank, whereupon the Bank shall distribute any surplus (the amount by which the remittance amount exceeds the then redemption amount of the Loan (including principal and interest)) to the account of, or designated by, the Mortgagor; and

通過按揭貸款機構提供授信予未來買家/未來買家的借款人所獲得的任何支付給按揭人（作為物業的賣方）的銷售收益均應通過以下方式支付給本行：（1）通過 CHATS 或直接轉帳；或者（2）本行認可的任何其他方式，其後本行將分配任何剩餘款項（即匯款金額超過貸款的贖回金額（包括本金和利息）的金額）到按揭人的帳戶或其指定帳戶;以及

(B) where the Property is in negative equity, the Borrower shall pay to the Bank any negative equity by way of (1) cashier's order procured by or on behalf of the Borrower or (2) any other means acceptable to the Bank; or

如果物業處於負資產狀態，借款人應通過以下方式向本行支付任何負資產：（1）由借款人或代表借款人促使安排的銀行本票；或（2）本行可接受的任何其他方式;或

(ii) (in the case of a future refinancing transaction):

（在未來的轉按交易中）:

(A) any remittance amount payable to the Bank by the incoming mortgage institution shall be paid to the Bank by way of (1) CHATS / direct transfer or (2) any other means acceptable to the Bank; and

新任按揭貸款機構應付本行的任何匯款金額應透過以下方式支付給本行：(1) CHATS／直接轉帳或 (2) 任何其他本行可接受的方式；以及

(B) any part of the redemption amount of the Loan not covered by the loan provided by the incoming mortgage institution shall be paid by way of (1) a cashier's order procured by or on behalf of the Borrower; (2) the Bank debiting the amount from the Borrower's repayment account with the Bank or (3) any other means acceptable to the Bank; and

如新任按揭貸款機構所提供的貸款不足以清還貸款的贖回金額，剩餘部分應透過以下方式支付：(1) 由借款人或其代表促使安排的銀行本票；(2)本行從借款人在本行開立的還款帳戶中扣除相關金額；或(3) 任何其他本行可接受的方式；以及

(b) [6]the Mortgagor hereby irrevocably appoints and instructs the Bank to act as the Mortgagor's agent to use the general ledger account(s) of the Bank designated for the PAPT to receive, on behalf of the Mortgagor:

按揭人在此不可撤銷地委任並指示本行作為按揭人的代理人，使用為支付安排指定的本行總帳戶，代表按揭人接收以下款項：

(i) (in the case of a conveyancing transaction where the Property is being sold by the Mortgagor) any sale proceeds payable to the Mortgagor; and

(在物業由按揭人出售的不動產轉讓交易中）任何應支付給按揭人的銷售收益；以及

(ii) (in the case of a refinancing transaction) any remittance amount payable to the Bank by the incoming mortgage institution.

(在轉按交易中）任何應由新任按揭貸款機構支付給本行的匯款金額。

[6] If Mortgagor (being the owner of the Property) is not a party to this Facility Letter, please include this clause in the Mortgage (or any other document to which the Mortgagor is party). 如果按揭人（即物業的所有者）不是本授信書的當事方，請在按揭（或任何按揭人為當事方的文件）中包括此條款。

PAPT PROVISIONS FOR REFINANCING SCENARIO C

轉按情況 C 的支付安排條文

[Note: This Annexure D applies if (a) a Facility is in scope for PAPT and the Borrower agrees to adopt PAPT and (b) either (i) a Facility (or part thereof) will be applied towards refinancing an existing mortgage loan granted by the Bank to the same Borrower but the existing mortgage deed needs to be discharged and a new mortgage deed needs to be executed (e.g. from fixed amount mortgage to all monies mortgage) or (ii) a Facility is provided by the Bank to a Borrower which is secured by a mortgage-free property.][7]

[本附件 D 適用於以下情況：(a) 授信額度屬於支付安排範圍，且借款人同意採用支付安排；及(b)(i)授信額度（或其部分）將用於轉按本行向同一借款人發放的現有按揭貸款，但需要解除現有的按揭契據以及需要簽立新的按揭契據（例如，從固定金額的按揭貸款轉為全部金額按揭貸款）或(ii)本行向借款人提供的授信額度是以無按揭物業作為抵押。]

1. **DEFINITIONS**

定義

1.1 **Definitions in this Annexure D**

本附件 D 的定義

"**Direct Transfer Amount**" has the meaning given to that term in paragraph 3.6(a).

「**直接轉賬金額**」具有第 3.6（a）段賦予該詞的涵義。

"**Drawdown Day**" has the meaning given to that term in paragraph 3.2.

「**提取貸款日**」具有第 3.2 段賦予該詞的涵義。

"**PAPT**" means the Payment Arrangements for Property Transaction, as described in further detail in the PAPT Document.

「**支付安排**」指支付安排文件中進一步詳述的物業交易支付安排。

"**PAPT Document**" means the document entitled " Payment Arrangements for Property Transactions (the "PAPT")" dated 20 July 2022 issued by the Hong Kong Association of Banks (as amended and/or supplemented from time to time).

「**支付安排文件**」指香港銀行公會於 2022 年 7 月 20 日刊發名為「Payment Arrangements for Property Transactions (the "**PAPT**")」的文件（經不時修訂及／或補充）。

"**Redemption Amount**" has the meaning given to that term in paragraph 2, **provided that** where the Facility is to be secured by a mortgage-free property, the Redemption Amount shall be zero.

「**贖回金額**」具有第 2 段賦予該詞的涵義，但若授信額度由無按揭物業擔保，贖回金額則應為零。

1.2 **Construction**

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[7] Please select one of the three scenarios and delete as appropriate. 請選擇三個情況中的其中一個並刪去不適用的部分。

詮釋

Any reference to the singular form of "Borrower" shall include its plural form and vice versa.

任何對「借款人」單數形式的提述應包括其複數形式，反之亦然。

2. APPLICATION OF PAPT

支付安排的應用

Where the Borrower agrees to adopt PAPT, the Borrower agrees that any amount which is required to be paid to fully discharge the existing mortgage over the Property (the "**Redemption Amount**") shall be paid in the manner described in paragraph 3 below.

在借款人同意採用支付安排的情況下，借款人同意按照下文第 3 段所述的方式支付為完全解除該物業的現有按揭所需的任何金額（「**贖回金額**」）。

3. LOAN REMITTANCE

貸款匯款

3.1 Notwithstanding anything to the contrary in this Facility Letter, this paragraph 3 applies only if PAPT applies to the refinancing arrangement contemplated by this Facility Letter.

即使本授信書中有任何相反的規定，本第 3 段僅在支付安排適用於本授信書擬進行的轉按安排時適用。

3.2 Subject to the conditions set out in this Facility Letter, the Bank shall disburse the Loan to the Borrower (the day on which the Loan is disbursed by the Bank pursuant to this Facility Letter, the "**Drawdown Day**").

在符合本授信書所載的條件下，本行應向借款人發放貸款（本行根據本授信書發放貸款之日為「**提取貸款日**」）。

3.3 Subject always to paragraphs 3.4 to 3.7 below, and subject to (1) the Borrower giving drawdown directions to the Bank (through the Bank's solicitors) in respect of the Loan which are acceptable by the Bank and (2) the satisfaction of all the conditions precedent (if any) to drawdown under this Facility Letter, the Bank shall arrange for the proceeds of the Loan to be disbursed and applied in accordance with the drawdown directions. In particular, the Bank shall:

在不抵觸下文第 3.4 至 3.7 段，以及在(1)借款人（通過本行的律師）就貸款向本行發出本行可接受的提款指示及(2)本授信書中所有的提款先決條件（如有）獲滿足的情況下，本行應根據提款指示安排發放及應用相關貸款款項，特別是，本行應：

(a) arrange for the transfer of the Direct Transfer Amount via direct transfer to the loan account of the Borrower for the purposes of settling the Redemption Amount (or part thereof) on the Drawdown Day; and

安排在提取貸款日透過直接轉帳將直接轉帳金額轉至借款人的貸款帳戶，以支付贖回金額（或其部分）；以及

(b) (if applicable) credit the cash out amount of the Loan (the amount by which the Loan exceeds the sum of the Redemption Amount and any mortgage insurance premium (if applicable)) to the Borrower's designated account with the Bank in Hong Kong on the Drawdown Day.

（如適用）在提取貸款日將貸款的套現金額（即貸款款項超出贖回金額以及任何按揭保費金額（如適用）兩者之總和的金額）存入借款人在香港於本行開立的指定帳戶。

The Bank is entitled to act on and rely on the drawdown directions given by the Borrower to the Bank (through the Bank's solicitors), unless such directions are revoked in writing by the Borrower with reasonably sufficient advance notice to the Bank.

本行有權根據借款人（通過本行的律師）向本行發出的提款指示行事，並以其為依據，除非借款人給予本行合理充分的事前書面通知以撤銷相關指示。

3.4 The Bank shall not be obliged to comply with its obligations under paragraph 3.3 above if the Bank has received written notice from the Borrower that the Borrower wishes (in its sole discretion) to revoke its drawdown directions.

如果本行收到借款人的書面通知，表示借款人(依其全權酌情決定權)希望撤銷其提款指示，則本行沒有責任遵守上文第 3.3 段項下的義務。

3.5 On the Drawdown Day, if (a) the Borrower informs the Bank in writing that the Borrower would not proceed with the refinancing transaction or that the Drawdown Day has been deferred and (b) the Bank has already effected the payment of the Direct Transfer Amount and/or the credit of the cash out amount of the Loan as described in paragraph 3.3 above, the Bank is entitled to (and the Borrower hereby irrevocably authorises the Bank to) reverse such payment or credit.

在提取貸款日，如果(a) 借款人書面通知本行，借款人不會繼續進行轉按交易或提取貸款日將被延遲，以及(b)本行已經支付直接轉帳金額及／或存入上文第 3.3 段所述的貸款套現金額，本行有權（及借款人謹此不可撤銷地授權本行）撤回相關支付或存入。

3.6 It is a condition precedent to any drawdown under the Facility that:

在本授信額度下提取任何款項的先決條件是：

(a) the Borrower shall provide all necessary information to the Bank for the purposes of preparing the direct transfer as described in paragraph 3.3(a) above (including (i) the address of the Property, (ii) the name of the mortgagor under the existing mortgage and (iii) the amount of such part of the Redemption Amount which will be settled by the proceeds of the Loan by way of a remittance to the loan account of the Borrower via direct transfer (the "**Direct Transfer Amount**")); and

借款人應向本行提供所有準備上文第 3.3(a)段所述的直接轉帳的必要資料（包括(i) 該物業的地址，(ii) 現有按揭貸款下按揭人的名稱，及(iii) 擬透過直接轉帳匯款至借款人的貸款帳戶，用於支付贖回金額的相關部分金額（「**直接轉帳金額**」）；以及

(b) (where the Redemption Amount is a positive amount and is paid partly with the Loan and partly with the own funds of the Borrower) the Borrower shall pay such part of Redemption Amount which is to be settled by his own funds by:

（如果贖回金額為正數，以及部分由貸款支付，部分由借款人的自有資金支付）借款人應透過以下方式以自有資金支付贖回金額的相關部分：

(i) cashier's order, which shall be procured by the Borrower or any third party paying on behalf of the Borrower and shall be made available to the Bank's solicitors by no later than 1 business day before Drawdown Day; or

銀行本票應由借款人或代表借款人付款的任何第三方促使安排，並應在不遲於提取貸款日之前一個營業日向本行的律師提供；或

(ii) the Bank debiting funds from the repayment account of the Borrower on the Drawdown Day, in which case the Borrower shall:

本行在提取貸款日從借款人的還款帳戶中扣除資金。在此情況下，借款人應：

(A) ensure that such repayment account has sufficient funds to settle such part of the Redemption Amount to be paid with the own funds of the Borrower on Drawdown Day and provide a confirmation to this effect to the Bank's solicitors by no later than 1 business day before Drawdown Day; and

確保該還款帳戶有足夠資金，以在提取貸款日以借款人的自有資金支付贖回金額的相關部分，並且在不遲於提取貸款日之前一個營業日向本行的律師提供相關確認；以及

(B) (if required by the Bank) by no later than 1 business day before Drawdown Day, provide irrevocable debit or payment instructions (in form and substance satisfactory to the Original Mortgage Institution) for the purposes of effecting such debit of funds from such repayment account on the Drawdown Day.

（如果本行要求）在不遲於提取貸款日之前一個營業日（以本行滿意的形式及內容）提供不可撤銷的扣除或付款指示，以在提取貸款日從該還款帳戶中進行相關款項扣除。

3.7 The Borrower agrees and acknowledges that where exceptional circumstances or last minute issues arise which make it not feasible for the Bank to carry out the arrangements in paragraph 3.3 above or result in the Borrower not being able to arrange for cashier's order(s) or maintain sufficient funds in the repayment account as described in paragraph 3.6(b) above, the Borrower authorises its solicitors (if applicable) and the Bank to liaise with the Bank's solicitors and/or any other related parties to agree on other means of payment so as to proceed to drawdown on the Drawdown Day.

借款人同意並承認，如果出現特殊情況或突發問題，導致本行無法實行上文第 3.3 段的安排，或導致借款人無法按上文第 3.6(b)段所述安排銀行本票或維持還款帳戶中有充足資金，則借款人授權其律師（如適用）及本行與本行的律師及／或任何其他相關方聯絡，以協定其他付款方式，以在提取貸款日繼續進行提款。

4. FUTURE PAPT TRANSACTIONS

日後採用支付安排的交易

The Borrower agrees that where (1) it engages in a future conveyancing or refinancing transaction over the Property where the Loan is to be settled and (2) the PAPT applies to such transaction:

借款人同意，如果(1) 其日後為該物業進行物業轉按交易以清還貸款，以及(2) 支付安排適用於該交易：

(a) the Borrower shall procure that:

借款人應促使：

(i) (in the case of a future conveyancing transaction where the title to the Property is being transferred from the mortgagor named under the Mortgage / Loan (being the then legal owner of the Property) (the "**Mortgagor**") to a new legal owner (the "**Future Buyer**")):

（在未來的不動產轉讓交易中，物業的所有權將從按揭貸款的按揭人（即當時的物業法定所有人）轉移給新的法定所有人（「未來買家」）的情況下）：

(A) any sale proceeds payable to the Mortgagor (as vendor of the Property) by the mortgage institution providing a facility to the Future Buyer/Future Buyer's borrower shall be paid to the Bank by way of (1) CHATS or direct transfer or (2) any other means acceptable to the Bank, whereupon the Bank shall distribute any surplus (the amount by which the remittance amount exceeds the then redemption amount of the Loan (including principal and interest)) to the account of, or designated by, the Mortgagor; and

通過按揭貸款機構提供授信予未來買家/未來買家的借款人所獲得的任何應支付給按揭人（作為物業的賣方）的銷售收益均應通過以下方式支付給本行：（1）通過 CHATS 或直接轉帳；或者（2）本行可接受的任何其他方式，其後本行將分配任何剩餘款項（即匯款金額超過貸款的贖回金額（包括本金和利息）的金額）到按揭人的帳戶或其指定帳戶；以及

(B) where the Property is in negative equity, the Borrower shall pay to the Bank any negative equity by way of (1) cashier's order procured by or on behalf of the Borrower or (2) any other means acceptable to the Bank; or

如果物業處於負資產狀態，借款人應通過以下方式向本行支付任何負資產：（1）由借款人或代表借款人促使安排的銀行本票；或（2）本行可接受的任何其他方式；或

(ii) (in the case of a future refinancing transaction):

（在未來的轉按交易中）：

(A) any remittance amount payable to the Bank by the incoming mortgage institution shall be paid to the Bank by way of (1) CHATS / direct transfer or (2) any other means acceptable to the Bank; and

新任按揭貸款機構應付本行的任何匯款金額應透過以下方式支付給本行：(1) CHATS／直接轉帳或 (2) 任何其他本行可接受的方式；以及

(B) any part of the redemption amount of the Loan not covered by the loan provided by the incoming mortgage institution shall be paid by way of (1) a cashier's order procured by or on behalf of the Borrower; (2) the Bank debiting the amount from the Borrower's repayment account with the Bank or (3) any other means acceptable to the Bank; and

如新任按揭貸款機構所提供的貸款不足以清還貸款的贖回金額，剩餘部分應透過以下方式支付：(1) 由借款人或其代表促使安排的銀行本票；(2)本行從借款人在本行開立的還款帳戶中扣除相關金額；或(3) 任何其他本行可接受的方式；以及

(b) [8]the Mortgagor hereby irrevocably appoints and instructs the Bank to act as the Mortgagor's agent to use the general ledger account(s) of the Bank designated for the PAPT to receive, on behalf of the Mortgagor:

按揭人在此不可撤銷地委任並指示本行作為按揭人的代理人，使用為支付安排指定的銀行總帳戶，代表按揭人接收以下款項：

(i) (in the case of a conveyancing transaction where the Property is being sold by the Mortgagor) any sale proceeds payable to the Mortgagor; and

（在物業由按揭人出售的不動產轉讓交易中）任何應支付給按揭人的銷售收益；以及

(ii) (in the case of a refinancing transaction) any remittance amount payable to the Bank by the incoming mortgage institution.

（在轉按交易中）任何應由新任按揭貸款機構支付給本行的匯款金額。

[8] If Mortgagor (being the owner of the Property) is not a party to this Facility Letter, please include this clause in the Mortgage (or any other document to which the Mortgagor is party). 如果按揭人（即物業的所有者）不是本授信書的當事方，請在按揭（或任何按揭人為當事方的文件）中包括此條款。

ANNEXURE E

Undertakings for Residential Property Financing/Refinancing
與住宅物業融資/再融資有關之承諾

1. The Borrower shall remain the registered and beneficial owner of the Property, free from any encumbrance other than the security created in favour of the Bank.
借款人仍是該物業之註冊及實益擁有人，除以本行為受益人所設立之擔保外，不受任何產權負擔之限制。

2. The Borrower shall not, without the prior written consent of the Bank, make or to agree to make any agreement for any sale, assignment, exchange, transfer, concession, loan, lease, surrender of lease, tenancy, licence, direct or indirect reservation, waiver, compromise, release, dealing with or in or granting of any option, right of first refusal or other right or interest whatsoever in respect of the Property (or any part thereof).
未經本行事先書面同意，借款人不得訂立或同意訂立任何出售、轉讓、交換、轉移、特許權、貸款、租契、租契的退回、租賃、特許、直接或間接保留、放棄、妥協、解除、處理或授予有關該物業（或其任何部分）之任何期權、優先購買權或其他權利或權益之協議。

3. Any major renovation or construction work in relation to the Property shall be subject to the Bank's prior written consent.
與該物業有關之任何重大翻修或建築工程，應事先得到本行之書面同意。

4. The Borrower shall take out all necessary insurances in respect of the Property including but not limited to property all risk, third party liabilities and other insurances specifically applicable to this type of property with the Bank's mortgagee interest duly noted on the relevant insurance policy (other than third party liabilities insurance).
借款人應就該物業購買所有必要之保險，包括但不限於財產全險、第三者責任保險及其他專門適用於該類型物業之保險，並在相關保單上適當註明本行之承按人權益（第三者責任保險除外）。

5. The Bank shall be given the first right of refusal to arrange for insurance cover for the Property.
本行應獲得為該物業安排保險之優先權。

6. The Borrower shall at all times keep and maintain the Property in a good and substantial state of repair and condition and allow the Bank to view the state of repair of the Property.
借款人應於任何時候保持及使該物業維持良好合用及大部分維修良好的狀況，並允許本行查看該物業之維修狀況。

7. The Borrower shall submit to the Bank up-to-date valuation report of the Property on annual basis and at any time upon the Bank's request, to be prepared by an independent professional valuation firm designated and appointed by the Bank, the cost of which is to be borne by the Borrower.
借款人應每年向本行提交最新之物業估值報告，並在本行要求下，由本行指定之獨立專業估值公司準備該報告，其費用將由借款人承擔。

[Please revise or delete the above undertakings or insert any additional undertaking as appropriate]
[請修改或刪除上述承諾或插入任何適當之補充承諾]

Kindly confirm your acceptance of the Facilities upon the terms and conditions of this Facility Letter by signing and returning to the Bank the Memorandum of Acceptance on the duplicate of this Facility Letter together with all required documents as referred to in this Facility Letter.
煩請撥冗確認您接受本授信書所定之條款和條件，請將本授信書副本上之承諾照會，連同本授信書所要求之所有文件，簽署後擲回本行。

This offer will remain open for two (2) months from the date hereof unless extended by us. In the absence of our written agreement to the contrary, if we do not receive the duly signed Memorandum of Acceptance on the duplicate of this Facility Letter upon expiry of such time limit or such extension of time limit (if applicable), the offer shall automatically lapse.
除非經本行延長，否則本項要約將於本授信書所載日期起兩個月內有效。在本行並未有相反之書面同意時，若本行未於此等期限或此等延長之期間（如適用）屆至時，接獲妥為簽署之本授信書副本上之承諾照會，本項要約將自動失其效力。

Yours faithfully,
謹此

For and on behalf of
CTBC Bank Co., Ltd., Hong Kong Branch
(incorporated in Taiwan with limited liability)
代表
中國信託商業銀行股份有限公司香港分行
（於台灣注冊成立之有限公司）

The Chinese version of this Facility Letter is for reference only. The English version of this Facility Letter shall prevail wherever there is a discrepancy between the English and the Chinese versions.
本授信書之中文版僅係為參考之用。如本授信書之英文版及中文版間有歧異時應以本授信書之英文版為準。

Memorandum of Acceptance
承諾照會

Borrower 借款人

I/We, FASHION FOCUS MANUFACTURING LIMITED, MERIT FOCUS LIMITED, TRIPLE FOCUS LIMITED and PROSPECT FOCUS LIMITED, hereby fully understand the contents of this Facility Letter and agree to accept the offer by CTBC Bank Co., Ltd., Hong Kong Branch to make available to us the Facilities on and subject to the terms and conditions contained in this Facility Letter dated 31 May 2024 of which this is a true copy. I/We further acknowledge receipt of a copy of the Bank's Master Loan and Security Terms which is an integral part of this Facility Letter and further acknowledge having read, understood and accept the Bank's Master Loan and Security Terms.
本人/吾等，FASHION FOCUS MANUFACTURING LIMITED、MERIT FOCUS LIMITED、TRIPLE FOCUS LIMITED 及 PROSPECT FOCUS LIMITED，完全明白本授信書之內容，並謹此同意接受中國信託商業銀行股份有限公司香港分行按日期為 2024 年 5 月 31 日之授信書正本中所定之條款和條件，向本人/吾等提供授信額度之要約。本人/吾等特此進一步確認收到作為本授信書不可或缺的一部分 貴行的貸款與擔保總條款的副本，及特此進一步承認已閱讀，明白並接受 貴行的貸款與擔保總條款。

For and on behalf of 為及代表
FASHION FOCUS MANUFACTURING LIMITED

Authorized Signature(s)

Name(s) of Authorized Signatory(ies) :
授權簽署人名稱：MIAO DUNCAN
Date :
日期： 28 JUN 2024

Verified by:
對保：

For and on behalf of 為及代表
MERIT FOCUS LIMITED

For and on behalf of
MERIT FOCUS LIMITED

Authorized Signature(s)

Name(s) of Authorized Signatory(ies) :
授權簽署人名稱： MIAO DUNCAN
Date :
日期： 28 JUN 2024

Verified by:
對保：

For and on behalf of 為及代表
TRIPLE FOCUS LIMITED

For and on behalf of
TRIPLE FOCUS LIMITED

Authorized Signature(s)

Name(s) of Authorized Signatory(ies) :
授權簽署人名稱： MIAO DUNCAN
Date :
日期： 28 JUN 2024

Verified by:
對保：

For and on behalf of 為及代表
PROSPECT FOCUS LIMITED

For and on behalf of
PROSPECT FOCUS LIMITED

Authorized Signature(s)

Name(s) of Authorized Signatory(ies) :
授權簽署人名稱： MIAO DUNCAN
Date :
日期： 28 JUN 2024

Verified by:
對保：

Memorandum of Acknowledgment
收訖照會

Guarantor(s)保證人

I/We, MIAO TAI WAI DAVID, MIAO DUNCAN and DUMAINE INTERNATIONAL LIMITED, hereby acknowledge receipt of a copy and fully understand the contents of this Facility Letter and agree to act as guarantor(s) in connection with the Facilities on and subject to the terms and conditions contained in this Facility Letter dated 31 May 2024 of which this is a true copy. I/We further acknowledge receipt of a copy of the Bank's Master Loan and Security Terms which is an integral part of this Facility Letter and further acknowledge having read, understood and accept the Bank's Master Loan and Security Terms.
本人/吾等，MIAO TAI WAI DAVID、MIAO DUNCAN 及 DUMAINE INTERNATIONAL LIMITED，茲確認收妥並已完全明白本授信書之內容，且同意就授信額度，按日期為 2024 年 5 月 31 日之授信書正本所載之條款及條件擔任保證人。本人/吾等特此進一步確認收到作為本授信書不可或缺的一部分 貴行的貸款與擔保總條款的副本，及特此進一步承認已閱讀，明白並接受 貴行的貸款與擔保總條款。

For and on behalf of 為及代表
DUMAINE INTERNATIONAL LIMITED

For and on behalf of
DUMAINE INTERNATIONAL LIMITED

Authorized Signature(s)

Name(s) of Authorized Signatory (ies):
授權簽署人之姓名： MIAO TAI WAI DAVID
Date:
日期： 28 JUN 2024

Verified by:
對保：

MIAO TAI WAI DAVID
Guarantor's Name
保證人姓名
Date :
日期： 28 JUN 2024

Verified by:
對保：

MIAO DUNCAN
Guarantor's Name
保證人姓名
Date :
日期： 28 JUN 2024

Verified by:
對保：

Security Provider(s)擔保人

I/We, NOBEL WELL INVESTMENT LIMITED and FIXBEST INVESTMENT LIMITED, hereby acknowledge receipt of a copy and fully understand the contents of this Facility Letter and agree to act as security provider(s) in connection with the Facilities on and subject to the terms and conditions contained in this Facility Letter dated 31 May 2024 of which this is a true copy. I/We further acknowledge receipt of a copy of the Bank's Master Loan and Security Terms which is an integral part of this Facility Letter and further acknowledge having read, understood and accept the Bank's Master Loan and Security Terms.
本人/吾等，NOBEL WELL INVESTMENT LIMITED 及 FIXBEST INVESTMENT LIMITED，茲確認收妥並已完全明白本授信書之內容，且同意就授信額度，按日期為 2024 年 5 月 31 日之授信書正本所載之條款及條件擔任擔保人。本人/吾等特此進一步確認收到作為本授信書不可或缺的一部分 貴行的貸款與擔保總條款的副本，及特此進一步承認已閱讀，明白並接受 貴行的貸款與擔保總條款。

For and on behalf of 為及代表
FIXBEST INVESTMENT LIMITED

For and on behalf of
FIXBEST INVESTMENT LIMITED
Authorized Signature(s)

Name(s) of Authorized Signatory (ies):
授權簽署人之姓名：MIAO DUNCAN
Date:
日期：28 JUN 2024

Verified by:
對保：

For and on behalf of 為及代表
NOBEL WELL INVESTMENT LIMITED

For and on behalf of
NOBEL WELL INVESTMENT LIMITED
Authorized Signature(s)

Name(s) of Authorized Signatory (ies):
授權簽署人之姓名：MIAO DUNCAN
Date:
日期：28 JUN 2024

Verified by:
對保：